Exhibit 10



                     SUPPLEMENTAL REDUCING REVOLVING LOAN AGREEMENT


Dated as of March 13, 1997




among



AZTAR CORPORATION
ADAMAR OF NEW JERSEY, INC.
RAMADA EXPRESS, INC.


THE BANKS HEREIN NAMED



and



BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION, as Managing Agent

                                            TABLE OF CONTENTS
                                                                        Page

Article 1.        DEFINITIONS AND ACCOUNTING TERMS . . . . . . . . . . . 2
           1.1  Defined Terms. . . . . . . . . . . . . . . . . . . . . . 2
           1.2    Other Definitional Provisions. . . . . . . . . . . . . 6
           1.3    Incorporation by Reference . . . . . . . . . . . . . . 7
           1.4    Exhibits and Schedules . . . . . . . . . . . . . . . . 7
           1.5  Relationship to Primary Loan
                Agreement. . . . . . . . . . . . . . . . . . . . . . . . 7

Article 2.        LOANS AND LETTERS OF CREDIT. . . . . . . . . . . . . . 8
           2.1    Loans-General. . . . . . . . . . . . . . . . . . . . . 8
           2.2    Intentionally Omitted. . . . . . . . . . . . . . . . . 9
           2.3    Intentionally Omitted. . . . . . . . . . . . . . . . . 9
           2.4    Intentionally Omitted. . . . . . . . . . . . . . . . . 9
           2.5    Voluntary Reduction of Commitment. . . . . . . . . . . 9
           2.6    Automatic Reduction of Commitment. . . . . . . . . . . 9
           2.7    Optional Termination of Commitment . . . . . . . . . . 9
           2.8    Intentionally Omitted. . . . . . . . . . . . . . . . .10
           2.9    Managing Agent's Right to Assume
                  Funds Available for Advances . . . . . . . . . . . . .10
           2.10    Intentionally Omitted . . . . . . . . . . . . . . . .10
           2.11    Intentionally Omitted . . . . . . . . . . . . . . . .10
           2.12    Collateral and Guaranty . . . . . . . . . . . . . . .10
           2.13    Senior Indebtedness . . . . . . . . . . . . . . . . .10

Article 3.        PAYMENTS AND FEES. . . . . . . . . . . . . . . . . . .11
           3.1    Principal and Interest . . . . . . . . . . . . . . . .11
           3.2    Intentionally Omitted. . . . . . . . . . . . . . . . .12
           3.3    Upfront Fees . . . . . . . . . . . . . . . . . . . . .12
           3.4    Intentionally Omitted. . . . . . . . . . . . . . . . .12
           3.5    Commitment Fees. . . . . . . . . . . . . . . . . . . .12
           3.6    Other Payment Provisions . . . . . . . . . . . . . . .12

Article 4.        REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . .13

Article 5.        AFFIRMATIVE COVENANTS (OTHER THAN INFORMATION
                  AND REPORTING REQUIREMENTS). . . . . . . . . . . . . .14
           5.16   Endorsement to Title Insurance
                  Policies . . . . . . . . . . . . . . . . . . . . . . .14

Article 6.        NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . .15

Article 7.        INFORMATION AND REPORTING
                  REQUIREMENTS . . . . . . . . . . . . . . . . . . . . .16

Article 8.        CONDITIONS . . . . . . . . . . . . . . . . . . . . . .17
           8.1    Initial Advances, Etc. . . . . . . . . . . . . . . . .17
           8.2    Any Increasing Advance . . . . . . . . . . . . . . . .19
           8.3    Any Advance. . . . . . . . . . . . . . . . . . . . . .20

Article 9.        EVENTS OF DEFAULT AND REMEDIES
                  UPON EVENT OF DEFAULT  . . . . . . . . . . . . . . . .21
           9.1    Events of Default. . . . . . . . . . . . . . . . . . .21
           9.2    Remedies Upon Event of Default . . . . . . . . . . . .21

Article 10.       THE MANAGING AGENT . . . . . . . . . . . . . . . . . .22

Article 11.       MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . .23
           11.1    Incorporation of Certain Terms. . . . . . . . . . . .23
           11.2    Amendments to Primary Loan
                   Agreement . . . . . . . . . . . . . . . . . . . . . .23
Exhibits

A   -             Intercreditor Agreement. . . . . . . . . . . . . . . .26
B   -             Note . . . . . . . . . . . . . . . . . . . . . . . . .42
C   -             Omnibus Documents Amendment. . . . . . . . . . . . . .45
D   -             Opinion of Counsel . . . . . . . . . . . . . . . . . .72
E   -             Request for Loan . . . . . . . . . . . . . . . . . . .84

Schedules

1.1     Bank Commitments                                               N/A

                     SUPPLEMENTAL REDUCING REVOLVING LOAN AGREEMENT

                               Dated as of March 13, 1997


This SUPPLEMENTAL REDUCING REVOLVING LOAN AGREEMENT ("Agreement") is entered into by and among Aztar Corporation, a Delaware corporation ("Parent"), Adamar of New Jersey, Inc., a New Jersey corporation ("ANJI"), Ramada Express, Inc., a Nevada corporation ("REI"), each bank whose name is set forth on the signature pages of this Agreement and each lender which may hereafter become a party to this Agreement pursuant to Section 11.8 (collectively, the "Banks" and individually, a "Bank"), and Bank of America National Trust and Savings Association, as Managing Agent.


                                     R E C I T A L S

               A.     Parent, ANJI, REI (collectively, the
"Borrowers"), the banks whose names are set forth on the signature pages thereof (collectively, the "Primary Loan Agreement Bank Group"), Societe Generale and Midlantic Bank, N.A., as Lead Managers, Bank One Arizona, N A and Credit Lyonnais, as Co-Agents, Bankers Trust Company, as Co-Managing Agent, and Bank of America National Trust and Savings Association, as Managing Agent are parties to that certain Reducing Revolving Loan Agreement dated as of October 4, 1994 (as amended through the date hereof, the "Primary Loan Agreement"), pursuant to which the Primary Loan Agreement Bank Group provided the Borrowers with certain secured reducing revolving loan and letter of credit facilities.

               B. The Borrowers have requested that one or more of the banks that are part of the Primary Loan Agreement
Bank Group provide the Borrowers with an additional, supplemental $20,000,000 secured reducing revolving credit facility and the Banks and the Managing Agent are willing to provide the Borrowers with, and administer, such additional facility on the terms and conditions hereinafter set forth.

               In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

Article 1.
DEFINITIONS AND ACCOUNTING TERMS


               1.1 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

               "Advance" means any advance made or to be made by any Bank to Borrowers as provided in Article 2.

               "Agreement" means this Supplemental Reducing
       Revolving Loan Agreement, either as originally executed or as it may from time to time be supplemented, modified, amended, restated or extended.

               "Applicable Alternate Base Rate Margin" means, for each Pricing Period, the interest rate margin set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing Period:

                Applicable
               Pricing Level                       Margin

                      I                               0
                      II                            37.50
                      III                           75.00
                      IV                           125.00
                      V                            150.00

               "Applicable Pricing Level" means, for each Pricing
       Period, the pricing level set forth below opposite the Annualized Funded Debt Ratio as of the last day of the Fiscal Quarter most recently ended prior to the commencement of that Pricing Period:

                                                   Annualized Funded
               Pricing Level                          Debt Ratio

                      I                            Less than 2.00 to 1.00

                      II                           Equal to or greater than
                                                   2.00 to 1.00
                                                   but less than 3.00 to
                                                   1.00

                      III                          Equal to or greater than
                                                   3.00 to 1.00
                                                   but less than 4.00 to
                                                   1.00

                      IV                           Equal to or greater than
                                                   4.00 to 1.00 but less
                                                   than 4.75 to 1.00

                      V                            Equal to or greater than
                                                   4.75 to 1.00;

       provided that in the event that Borrowers do not deliver a Pricing Certificate with respect to any Pricing Period prior to the commencement of such Pricing Period, then until (but only until) such Pricing Certificate is delivered the Applicable Pricing
       Level for that Pricing Period shall be Pricing Level V.

               "Bank" means each bank whose name is set forth in the signature pages of this Agreement and each lender which may hereafter become a party to this Agreement pursuant to Section 11.8.

               "Closing Date" means the time and Banking Day on which the conditions set forth in Section 8.1 are satisfied or waived. The Managing Agent shall notify
       Borrowers and the Banks of the date that is the Closing
       Date.

               "Collateral" means all of the collateral covered by the Collateral Documents, as amended by the Omnibus Documents Amendment, other than: (i) any portion of the capital stock of either REI or HRN; (ii) any gaming equipment located in the State of Missouri of any of the Borrowers or of any Subsidiary of any of the Borrowers; and (iii) any portion of the capital stock of Aztar Missouri Gaming Corporation, a Missouri corporation.

               "Commitment" means, subject to Section 2.5, $20,000,000. As of the Closing Date, the respective Pro Rata Shares of the Banks with respect to the Commitment are set forth in Schedule 1.1. From and after the Closing Date, the Pro Rata Shares set forth in Schedule 1.1 may be subject to assignment pursuant to Section 11.8, with the portion of any Pro Rata Share so assigned being reflected in the applicable Commitment Assignment and Acceptance. It is anticipated that, following the Closing Date, the Commitment may be increased to $25,000,000 by the addition of one or more additional banks hereunder (subject to (i) the requirements of Section 6.9(j) of the Primary Loan Agreement, (ii) if necessary, appropriate amendments to this Agreement and the other Loan Documents, and (iii) appropriate endorsements to the title policies issued by the Title Company), or otherwise, but nothing contained herein or in the Loan Documents shall be construed as a commitment by any Bank to make any such increase to the Commitment or to arrange for any such increase.

               "Default" means any event that, with the giving of any applicable notice or passage of time specified in
       Section 9.1, or both, would be an Event of Default.

               "Event of Default" shall have the meaning provided in Section 9.1.

               "Intercreditor Agreement" means the intercreditor and collateral agency agreement to be entered into by and among (i) the Managing Agent under the Primary Loan Agreement, on behalf of the Banks under the Primary
       Loan Agreement and (ii) the Managing Agent under this Agreement, on behalf of the Banks under this Agreement in the form of Exhibit A, either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

               "Loan" means the aggregate of the Advances made at any one time by the Banks pursuant to Article 2.

               "Loan Documents" means, collectively, this
       Agreement, the Notes, the Subsidiary Guaranty, the Omnibus Documents Amendment, the Collateral Documents, any Request for Loan, any Compliance Certificate, any Pricing Certificate and any other agreements of any type or nature hereafter executed and delivered by Borrowers or any of the Restricted Subsidiaries to the Managing Agent or to any Bank in any way relating to or in furtherance of this Agreement, in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, restated, extended or supplanted.

               "Managing Agent" means Bank of America National
       Trust and Savings Association, when acting in its capacity as the Managing Agent under any of the Loan
       Documents, or any successor Managing Agent.

               "Managing Agent's Office" means the Managing
       Agent's address as set forth on the signature pages of this Agreement, or such other address as the Managing Agent hereafter may designate by written notice to Borrowers and the Banks.

               "Maturity Date" means March 15, 1999.


               "Note" means the promissory note made by Borrowers to a Bank evidencing the Advances under that Bank's
       Pro Rata Share of the Commitment, substantially in the form of Exhibit B, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

               "Obligations" means all present and future obliga-tions of every kind or nature of Borrowers or any Significant Subsidiary at any time and from time to time owed to the Managing Agent or the Banks or any one or more of them, under any one or more of the Loan Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, and including interest that accrues after the commencement of any proceeding under any Debtor Relief Law by or against Borrowers or any Subsidiary or Affiliate of Borrowers.

               "Omnibus Documents Amendment" means the omnibus documents amendment and collateral assignment to be executed and delivered by Borrowers and the Significant Subsidiaries, in the form of Exhibit C, either as ordinally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted.

               "Opinion of Counsel" means the favorable written legal opinion of Latham & Watkins, special counsel to Borrowers and the Restricted Subsidiaries, substantially in the form of Exhibit D, together with copies of all factual certificates and legal opinions upon which such counsel has relied.

               "Pricing Period" means (a) the period commencing on the Closing Date and ending on May 15, 1997, (b) the period commencing on each May 16 and ending on the next following August 15, (c) the period commencing on each

       August 16 and ending on the next following November 15,
       (d) the period commencing on each November 16 and ending on the next following February 15 and (e) the period commencing on each February 16 and ending on the next following May 15.

               "Primary Loan Agreement" has the meaning set forth in the recitals to this Agreement and includes any amendments thereto which are the subject of a corresponding amendment hereto made pursuant to Section
       11.2.

               "Primary Loan Agreement Bank Group" has the meaning set forth in the recitals to this Agreement.

               "Pro Rata Share" means, with respect to each Bank, the percentage of the Commitment set forth opposite the name of that Bank on Schedule 1.1, as such percentage may be increased or decreased pursuant to a Commitment Assignment and Acceptance executed in accordance with
       Section 11.8.

               "Reduction Amount" means, with respect to each Reduction Date, the amount of $4,000,000 (subject to the last sentence of Section 2.5).

               "Reduction Date" means June 30, 1998 and each
       Quarterly Payment Date thereafter.

               "Request for Loan" means a written request for a Loan substantially in the form of Exhibit E, signed by a Responsible Official of any of Borrowers, on behalf of Borrowers, and properly completed to provide all information required to be included therein.

               "Requisite Banks" means (a) as of any date of determination if the Commitment is then in effect, Banks having in the aggregate 65% or more of the Commitment then in effect and (b) as of any date of determination if the Commitment has then been terminated and there is then any Indebtedness evidenced by the Notes, Banks holding Notes evidencing in the aggregate 65% or more of the aggregate Indebtedness then evidenced by the Notes.

Any and all defined terms used in this Agreement without definition in this Section 1.1 shall have the respective meanings assigned thereto in the Primary Loan Agreement.

               1.2 Other Definitional Provisions. Sections 1.2, 1.3, 1.4, 1.6 and 1.7 of the Primary Loan Agreement are incorporated herein and made a part hereof by this reference.

               1.3 Incorporation by Reference. Any provision of the Primary Loan Agreement that is incorporated by reference into this Agreement shall be deemed to be amended in such minor respects as are necessary to make such provision appropriate in the context of this Agreement rather than the context of the Primary Loan Agreement. Any defined terms used in such a provision which is defined in Section 1.1 of this Agreement shall be incorporated herein using the defined term in this Agreement, and not the defined term in the Primary Loan Agreement.


               1.4    Exhibits and Schedules.  All Exhibits and
Schedules to this Agreement, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference. A matter disclosed on any Schedule shall be deemed disclosed on all Schedules.

               1.5 Relationship to Primary Loan Agreement. Each of the Banks holds a share of the Commitments under the Primary Loan Agreement; however the Banks do not constitute all of the banks that are members of the Primary Bank Group. Pursuant to (a) Section 3.1(ii)(c), Borrowers must prepay the principal Indebtedness evidenced by the Notes from time to time in an amount equal to Borrowers' borrowing availability under the Primary Loan Agreement, (b) Section 8.2, Borrowers may not obtain an increasing Advance hereunder while they have borrowing availability under the Primary Loan Agreement, (c) the Collateral Documents, as amended by the Omnibus Documents Amendment, and the Intercreditor Agreement, the Banks and the Banks that are parties to the Primary Loan Agreement share a pari passu senior Lien (subject to Permitted Encumbrances) on certain assets and properties of Borrowers and their Subsidiaries, and (d) Section 9.1(c), an Event of Default as defined under the Primary Loan Agreement is an Event of Default under this Agreement. This Agreement and the Primary Loan Agreement, however, provide for separate credit facilities, and the foregoing are the only interrelationships between such agreements.

                                       Article 2.
                               LOANS AND LETTERS OF CREDIT


               2.1   Loans-General.

                       (a) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the Maturity Date, each Bank shall, pro rata according to that Bank's Pro
       Rata Share of the then applicable Commitment, make
       Advances to Borrowers under the Commitment in such amounts as Borrowers may request that do not result in the aggregate principal amount outstanding under the Notes exceeding the then applicable Commitment.
       Subject to the limitations set forth herein, Borrowers may borrow, repay and reborrow under the Commitment without premium or penalty.

                       (b) Subject to the next sentence, each Loan shall be made pursuant to a Request for Loan which shall specify the requested (i) date of such Loan and
       (ii) amount of such Loan. Unless the Managing Agent has notified, in its sole and absolute discretion, Borrowers to the contrary, a Loan may be requested by telephone by a Responsible Official of Borrowers, in which case Borrowers shall confirm such request by promptly delivering a Request for Loan in person or by telecopier conforming to the preceding sentence to the Managing Agent. The Managing Agent shall incur no liability whatsoever hereunder in acting upon any telephonic request for Loan purportedly made by a Responsible Official of Borrowers, and Borrowers hereby agree to indemnify the Managing Agent from any loss, cost, expense or liability as a result of so acting.

                       (c) Promptly following receipt of a Request for Loan, the Managing Agent shall notify each Bank by telephone or telecopier (and if by telephone, promptly confirmed by telecopier) of the date of the Loan and that Bank's Pro Rata Share of the Loan. Not later than
       11:00 a.m., California time, on the date specified for any Loan (which must be a Banking Day), each Bank shall make its Pro Rata Share of the Loan in immediately available funds available to the Managing Agent at the Managing Agent's Office. Upon satisfaction or waiver of the applicable conditions set forth in Article 8, all Advances shall be credited on that date in immediately available funds to the Designated Deposit
       Account.

                       (d)   Unless the Requisite Banks otherwise
       consent, each Loan shall be not less than $2,000,000.

                       (e) The Advances made by each Bank shall be evidenced by that Bank's Note.

                       (f) A Request for Loan shall be irrevocable upon the Managing Agent's first notification thereof.

                       (g)   Each request by Borrowers for a Loan
       shall be made pursuant to a Request for Loan (or telephonic or other request for loan referred to in the second sentence of Section 2.1(b), if applicable) received by the Managing Agent, at the Managing Agent's Office, not later than 9:00 a.m. California time, on the date (which must be a Banking Day) of the requested Loan.

               2.2    Intentionally Omitted.

               2.3    Intentionally Omitted.

               2.4    Intentionally Omitted.

               2.5 Voluntary Reduction of Commitment. Borrowers shall have the right, at any time and from time to time, without penalty or charge, upon at least three (3) Banking
Days' prior written notice by a Responsible Official of Borrowers to the Managing Agent, voluntarily to reduce, permanently and irrevocably, in aggregate principal amounts in an integral multiple of $1,000,000 but not less than $2,000,000, or to terminate, all or a portion of the then undisbursed portion of the Commitment. The Managing Agent shall promptly notify the Banks of any reduction or termination of the Commitment under this Section. Any voluntary reduction of the Commitment under this Section shall be applied to reduce the Reduction Amount for the next following Reduction Date (to the extent of such reduction) and thereafter to subsequent Reduction Dates (to the extent not previously applied) in the order of their occurrence.

               2.6 Automatic Reduction of Commitment. Subject to the last sentence of Section 2.5, on each Reduction Date, the Commitment shall automatically be reduced by the applicable Reduction Amount.

               2.7    Optional Termination of Commitment.
Following the occurrence of a Change in Control, the Requisite Banks may in their sole and absolute discretion elect, during the thirty (30) day period immediately subsequent to the later of (a) such occurrence or (b) the earlier of (i) receipt of Borrowers' written notice to the Managing Agent of such occurrence or (ii) if no such notice has been received by the Managing Agent, the date upon which the Managing Agent has actual knowledge thereof, to terminate the Commitment, in which case the Commitment shall be terminated effective on the date which is thirty (30) days subsequent to written notice from the Managing Agent to Borrowers thereof.

               2.8    Intentionally Omitted.

               2.9    Managing Agent's Right to Assume Funds
Available for Advances.  Section 2.9 of the Primary Loan
Agreement is incorporated herein and made a part hereof by this reference.

               2.10   Intentionally Omitted.

               2.11   Intentionally Omitted.

               2.12 Collateral and Guaranty. The Obligations shall be secured by the Collateral pursuant to the Collateral Documents, as amended by the Omnibus Documents
Amendment, and guaranteed by the Significant Subsidiaries pursuant to the Subsidiary Guaranty, as amended by the Omnibus Documents Amendment.

               2.13 Senior Indebtedness. The Obligations shall be "Senior Indebtedness" with respect to all Subordinated
Obligations and, as set forth more particularly in the Intercreditor Agreement, shall rank pari passu with the Obligations of Borrowers to the Banks under the Primary Loan
Agreement.

                                       Article 3.
                                    PAYMENTS AND FEES


               3.1    Principal and Interest.

                      (a)    Interest shall be payable on the
       outstanding daily unpaid principal amount of each Advance from the date thereof until payment in full is made and shall accrue and be payable at the rates set forth or provided for herein before and after Default, before and after maturity, before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law, with interest on overdue interest at the Default Rate to the fullest extent permitted by applicable Laws.

                      (b)    Interest accrued on each Loan on each
       Quarterly Payment Date, shall be due and payable on that day. Except as otherwise provided in
       Section 3.10, the unpaid principal amount of each Loan shall bear interest at a fluctuating rate per annum equal to the Alternate Base Rate plus the Applicable
       Alternate Base Rate Margin. Each change in the interest rate under this Section 3.1(b) due to a change in the Alternate Base Rate shall take effect simultaneously with the corresponding change in the Alternate Base Rate.

                      (c)    If not sooner paid, the principal
       Indebtedness evidenced by the Notes shall be payable as follows:

                             (i)      the amount, if any, by which the
               principal outstanding Indebtedness evidenced by the Notes, at any time exceeds the then applicable
               Commitment, shall be payable immediately;

                            (ii)     the Borrowers shall borrow under
               the Primary Loan Agreement at any time that they have any borrowing availability thereunder, to the full extent of such borrowing availability, and shall utilize all of the proceeds of such borrowings to prepay the principal Indebtedness evidenced by the Notes; and

                           (iii)       the principal Indebtedness
               evidenced by the Notes shall in any event be payable on the Maturity Date.

                      (d) The Notes may, at any time and from time to time, voluntarily be paid or prepaid in whole or in part without premium or penalty, except that with respect to any voluntary prepayment under this Section
       (i) any partial prepayment shall be not less than $2,000,000, and (ii) the Managing Agent shall have received written notice of any prepayment by 9:00 a.m.
       California time on the date of prepayment (which must be a Banking Day), which notice shall identify the date and amount of the prepayment and the Loan(s) being prepaid.

               3.2    Intentionally Omitted.

               3.3 Upfront Fees. On the Closing Date, Borrowers shall pay to the Managing Agent, for the respective accounts of the Banks pro rata according to their Pro Rata Share of the Commitment, an upfront fee of 1/2 of 1% (50 basis points) times the Commitment. Such upfront fees are for the credit facilities committed by each Bank under this Agreement and are fully earned when paid. The upfront fees paid to each Bank are solely for its own account and are nonrefundable.

               3.4    Intentionally Omitted.

               3.5 Commitment Fees From the Closing Date, Borrowers shall pay to the Managing Agent, for the ratable accounts of the Banks pro rata according to their Pro Rata Share of the Commitment, a commitment fee equal to 1/2 of 1% (50 basis points) per annum times the average daily amount by which the Commitment exceeds the aggregate principal Indebtedness evidenced by the Notes. The commitment fee shall be payable quarterly in arrears on each Quarterly Payment Date and on the Maturity Date.

               3.6    Other Payment Provisions.  Sections 3.8,
3.10, 3.11, 3.12, 3.13, 3.14, 3,15, 3.16, 3.17 and 3.18 of
the Primary Loan Agreement are incorporated herein and made a part hereof by this reference.

                                       Article 4.
                             REPRESENTATIONS AND WARRANTIES


               Article 4 of the Primary Loan Agreement is incorporated herein and made a part hereof by this reference.

                                       Article 5.
                                  AFFIRMATIVE COVENANTS
                               (OTHER THAN INFORMATION AND
                                 REPORTING REQUIREMENTS)


               Article 5 of the Primary Loan Agreement (except for Sections 5.10 and 5.11) is incorporated herein and made a part hereof by this reference.

               5.16 Endorsement to Title Insurance Policies. The Borrowers shall assist the Managing Agent in obtaining, within sixty days after the Closing Date, such endorsements to the title insurance policies issued by the Title Company in connection with the Primary Loan Agreement as the Managing Agent may request. As of the date of this Agreement, the Borrowers have requested the partial release, in accordance with Section 11.27 of the Primary Loan
Agreement and Article 11 of this Agreement, of certain real property owned by Ramada New Jersey, Inc.. and leased to Washington Avenue Mini Storage, LLC, as to which such lessee is exercising its purchase option. Such real property is now subject to the Mortgage dated as of December 12, 1994 made by ANJI, Ramada New Jersey, Inc., Atlantic Deauville,
Inc. and Manchester Mall, Inc. in favor of the Managing
Agent (as amended concurrently herewith, the "New Jersey
Mortgage"). Without limitation on the foregoing, the Borrowers shall in any event provide appropriate endorsements requested by the Managing Agent to assure the continued priority and perfection of the lien of the New
Jersey Mortgage following any such release.

                                       Article 6.
                                   NEGATIVE COVENANTS


               Article 6 of the Primary Loan Agreement is incorporated herein and made a part hereof by this reference.

                                       Article 7.
                         INFORMATION AND REPORTING REQUIREMENTS

               Article 7 of the Primary Loan Agreement is incorporated herein and made a part hereof by this reference. Any document delivered to a Bank, in its capacity as a Bank under the Primary Loan Agreement, shall be deemed delivered to such Bank in its capacity as a Bank under the Agreement.

                                        Article 8
                                       CONDITIONS


               8.1 Initial Advances, Etc.. The obligation of each Bank to make the initial Advance to be made by it is subject to the following conditions precedent, each of which shall be satisfied prior to the making of the initial
Advances (unless all of the Banks, in their sole and absolute discretion, shall agree otherwise):

                      (a) The Managing Agent shall have received all of the following, each of which shall be originals unless otherwise specified, each properly executed by a Responsible Official of each party thereto, each dated as of the Closing Date and each in form and substance satisfactory to the Managing Agent and its legal counsel (unless otherwise specified or, in the case of the date of any of the following, unless the Managing
       Agent otherwise agrees or directs):

                             (1)     at least one (1) executed
               counterpart of this Agreement, together with arrangements satisfactory to the Managing Agent for additional executed counterparts, sufficient in number for distribution to the Banks and Borrowers;

                             (2)     Notes executed by Borrowers in
               favor of each Bank, each in a principal amount equal to that Bank's Pro Rata Share of the Commitment;

                             (3)     the Omnibus Documents Amendment
               executed by Borrower and each Significant
               Subsidiary;

                             (4)     such financing statements on
               Form UCC-1 executed by Borrowers and each Significant Subsidiary with respect to the Security Agreement, as amended by the Omnibus Documents Amendment, as the Managing Agent may request, and such other agreements, documents and instruments executed by Borrowers and each Significant Subsidiary as the Managing Agent may request to assure that the Liens securing the Obligations have been duly created and may be duly perfected;

                             (5)     with respect to Borrowers and each
               Significant Subsidiary, such documentation as the Managing Agent may require to establish the due organization, valid existence and good standing of Borrowers and each such Subsidiary, its qualification to engage in business in each material jurisdiction in which it is engaged in business or required to be so qualified, its authority to execute, deliver and perform any Loan Documents to which it is a Party, the identity, authority and capacity of each Responsible
               Official thereof authorized to act on its behalf, including certified copies of articles of incorpo-ration and amendments thereto, bylaws and amendments thereto, certificates of good standing and/or qualification to engage in business, tax clearance certificates, certificates of corporate resolutions, incumbency certificates, Certificates of Responsible Officials, and the like;

                             (6)     the Intercreditor Agreement,
               executed by all parties thereto;

                             (7)     the Opinion of Counsel;

                             (8)     such assurances as the Managing
               Agent deems appropriate that the relevant Gaming Boards have approved the transactions contemplated by the Loan Documents to the extent that such approval is required by applicable Gaming Laws;

                             (9)     a Pricing Certificate as of the
               last day of the most recently ended Fiscal
               Quarter;

                             (10)    a Certificate of a Responsible
               Official signed by a Senior Officer of Parent certifying that the conditions specified in Sections 8.1(d) and 8.1(e) have been satisfied;
               and

                             (11)    such other assurances,
               certificates, documents, consents or opinions as the Managing Agent reasonably may require.

                      (b)    The upfront fees payable pursuant to
       Section 3.3 shall have been paid.

                      (c) The reasonable costs and expenses of the Managing Agent in connection with the preparation of the Loan Documents payable pursuant to Section 11.3, and invoiced to Borrowers prior to the Closing Date, shall have been paid.

                      (d)    The representations and warranties of
       Borrowers contained in Article 4 shall be true and correct.

                      (e) Borrowers and any other Parties shall be in compliance with all the terms and provisions of the Loan Documents, and after giving effect to the initial
       Advance, no Default or Event of Default shall have occurred and be continuing.

                      (f) All legal matters relating to the Loan Documents shall be satisfactory to Sheppard, Mullin, Richter & Hampton, LLP, special counsel to the Managing
       Agent.

                      (g) The Closing Date shall have occurred on or before March 17, 1997.


               8.2 Any Increasing Advance. The obligation of each Bank to make any Advance which would increase the prin-cipal amount outstanding under the Notes, is subject to the following conditions precedent (unless the Requisite Banks, in their sole and absolute discretion, shall agree otherwise):

                      (a)    except (i) for representations and
warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change which is permitted by this Agreement or (ii) as disclosed by Borrowers and approved in writing by the Requisite Banks, the representations and warranties contained in Article 4 (other than Sections 4.4(a), 4.6 (first sentence), 4.10,
4.17 and 4.19) shall be true and correct on and as of the date of the Advance as though made on that date;

                      (b)    other than matters described in
       Schedule 4.10 to the Primary Loan Agreement or not required as of the Closing Date to be therein des-cribed, there shall not be any action, suit, proceeding or investigation pending as to which Borrowers or the Restricted Subsidiaries have been served or received notice or, to the best knowledge of Borrowers, threatened against or affecting Borrowers or any of the Restricted Subsidiaries or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect;

                      (c)    no material adverse change in the
       business, condition (financial and otherwise) or results of operations of Borrowers shall have occurred since September 26, 1996;

                      (d)    the Borrowers shall have no borrowing
       availability under the Primary Loan Agreement;

                      (e)    the Managing Agent shall have timely
       received a Request for Loan in compliance with
       Article 2 (or telephonic or other request for Loan referred to in the second sentence of Section 2.1(b), if applicable); and

                      (f) the Managing Agent shall have received, in form and substance satisfactory to the Managing
       Agent, such other assurances, certificates, documents or consents related to the foregoing as the Managing
       Agent or Requisite Banks reasonably may require.

               8.3 Any Advance. The obligation of each Bank to make any Advance (other than an Advance which, if made, would not increase the outstanding principal Indebtedness evidenced by the Notes) is subject to the condition precedent that the Managing Agent shall have timely received a Request for Loan in compliance with Article 2 (or telephonic or other request for Loan referred to in the second sentence of Section 2.1(b), if applicable).

                                       Article 9.
                  EVENTS OF DEFAULT AND REMEDIES UPON EVENT OF DEFAULT


               9.1    Events of Default.  The existence or
occurrence of any one or more of the following events, whatever the reason therefor and under any circumstances whatsoever, shall constitute an Event of Default:

                      (a) Borrowers fail to pay any principal on any of the Notes, or any portion thereof, on the date when due; or

                      (b)    Borrowers fail to pay any interest on
       any of the Notes, or any fees under Sections 3.5, 3.6 or 3.7, or any portion thereof, within five (5) Banking Days after the date when due; or fail to pay any other fee or amount payable to the Banks under any Loan
       Document, or any portion thereof, within five
       (5) Banking Days after demand therefor; or

                      (c)    The occurrence of an Event of Default
       under the Primary Loan Agreement.

               9.2 Remedies Upon Event of Default. Subject to the Intercreditor Agreement, Section 9.2 of the Primary Loan
Agreement is incorporated herein and made a part hereof by this reference.

                                       Article 10.
                                   THE MANAGING AGENT

               Article 10 of the Primary Loan Agreement is incorporated herein and made a part hereof by this reference; provided, however, that all defined terms set forth in such Article 10 that are otherwise defined in this Agreement shall have the respective meanings set forth in this Agreement.

                                       Article 11.
                                      MISCELLANEOUS

               11.1 Incorporation of Certain Terms. Article 11 of the Primary Loan Agreement (other than Section 11.25) is incorporated herein and made a part hereof by this reference, mutatis mutandis, including, without limitation,
(i) the deletion of any and all references to "Letters of Credit", "Eurodollar Lending Office" and to any other defined terms that are inapplicable to the transactions contemplated under this Agreement, and (ii) the deletion of the reference to "$5,000,000" set forth in Section
11.8(b)(iii) and the substitution therefor of a reference to "$2,000,000." All defined terms set forth in Article 11 of the Primary Loan Agreement that are otherwise defined in this Agreement shall have the respective meanings set forth in this Agreement.

               11.2 Amendments to Primary Loan Agreement. In the event of any amendment, modification, restatement or other alteration of the Primary Loan Agreement or any of the Loan
Documents referred to therein, Borrower shall (and shall cause its Affiliates to) concurrently amend this Agreement or the appropriate Loan Document hereunder in the same manner, mutatis mutandis, if requested by the Requisite
Banks, all at the sole expense of Borrower.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
AZTAR CORPORATION

By: NEIL CIARFALIA
_________________________________
       Neil Ciarfalia
       Treasurer


ADAMAR OF NEW JERSEY, INC.

By: NEIL CIARFALIA
__________________________________
       Neil Ciarfalia
       Treasurer

RAMADA EXPRESS, INC.

By: N.W. ARMSTRONG, JR.
__________________________________
       N.W. Armstrong, Jr.

Title: Vice President & Secretary
_________________________________

Address for all of the foregoing:

Aztar Corporation
2390 East Camelback Road
Suite 400
Phoenix, Arizona 85016

Attn:  Neil Ciarfalia
       Treasurer

Telecopier:  (602) 381-4108
Telephone:   (602) 381-4113


BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as Managing
Agent

By: PATRICK CARROLL
__________________________________
       Patrick Carroll
       Vice President

Address:

Bank of America National Trust and
Savings Association
Credit Product (LA 3283)
555 South Flower Street, 10th Floor
Los Angeles, CA 90071

Attn: Patrick Carroll

Telecopier:           (213) 228-2641
Telephone:            (213) 228-3145

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as a Bank


By: JON VARNELL
__________________________________
    Jon Varnell, Managing Director

Address:

Bank of America National Trust and
Savings Association
555 South Flower Street, #3283
Los Angeles, California  90071

Attn:  Jon Varnell,
       Managing  Director

Telecopier:  (213) 228-2641
Telephone:   (213) 228-6181

With a copy to:

Bank of America National Trust and
Savings Association
555 South Flower Street (LA-5777)
Los Angeles, California  90071

Attn:  William Newby
       Managing Director

Telecopier:  (213) 228-3145
Telephone:   (213) 228-2438


SOCIETE GENERALE, as a Bank


By J. BLAINE SHAUM
___________________________________
 J. Blaine Shaum
 Regional Manager

Address:

Societe Generale
2029 Century Park East, Suite 2900
Los Angeles, California  90067

Attention:  Donald L. Schubert
              Vice President

Telecopier:           (310) 551-1537
Telephone:            (310) 788-7104

Exhibit A to Supplemental Loan Agreement


                      INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT


               THIS INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT (this "Agreement"), dated as of March 13, 1997, is entered into by and among Bank of America National Trust and Savings Association, for itself as a Primary Loan Agreement Bank (as hereinafter defined) and Managing Agent for the other
Primary Loan Agreement Banks, Bank of America National Trust and Savings Association, for itself as a Supplemental Loan Agreement Bank (as hereinafter defined) and as Managing
Agent for the other Supplemental Loan Agreement Banks, and
Bank of America, National Trust and Savings Association as Collateral Agent for the Primary Loan Agreement Banks and for the Supplemental Loan Agreement Banks, with reference to the following facts:


                                        RECITALS

               A. Aztar Corporation, a Delaware corporation, Adamar of New Jersey, Inc., a New Jersey corporation, and
Ramada Express, Inc., a Nevada corporation (collectively, the "Borrowers"), the banks whose names are set forth on the signature pages thereof (collectively, the "Primary Loan Agreement Banks"), Societe Generale and Midlantic Bank,
N.A., as Lead Managers, Bank One Arizona, N A and Credit Lyonnais, as Co-Agents, Bankers Trust Company, as Co-
Managing Agent, and Bank of America National Trust and
Savings Association, as Managing Agent, are parties to that certain Reducing Revolving Loan Agreement dated as of October 4, 1994 (as amended through the date hereof, the "Primary Loan Agreement"), pursuant to which the Primary
Loan Agreement Banks have provided the Borrowers with certain secured reducing revolving loan and letter of credit facilities.

               B. The Borrowers have requested that one or more of the Primary Loan Agreement Banks provide the Borrowers with an additional, supplemental $25,000,000 secured reducing revolving loan facility.

               C. The banks named on the signature pages thereof (collectively, the "Supplemental Loan Agreement Banks"), which include some, but not all, of the Primary Loan Agreement Banks, and Bank of America National Trust and Savings Association, as Managing Agent, are willing to enter into that certain Supplemental Reducing Revolving Loan Agreement of even date herewith with the Borrowers (the "Supplemental Loan Agreement") and provide the Borrowers with their requested supplemental financing, provided that, among other conditions precedent contained in the Supplemental Loan Agreement, the parties hereto enter into this Agreement.

               D. To induce the Supplemental Loan Agreement Banks to enter into the Supplemental Loan Agreement with the Borrowers and provide the Borrowers with the supplemental financing contemplated thereunder, the parties hereto are willing to enter into this Agreement, pursuant to which, inter alia, the Primary Loan Agreement Banks and the Supplemental Loan Agreement Banks (sometimes hereinafter referred to collectively as the "Banks") (i) shall agree as to the relative priority and enforcement rights of (a) their respective liens and security interests in the assets and properties of the Borrowers and of certain subsidiaries of the Borrowers, and (b) their respective interests in the Subsidiary Guaranty, and (ii) shall appoint the Collateral Agent as their common collateral agent to take the actions described herein with respect to the Collateral (as hereinafter defined).

               NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                       ARTICLE  I

                                       DEFINITIONS

       1.1 Definitions of Certain Terms. As used herein, the following terms have the meanings set forth below:

               "Allocable L/C Share" has the meaning specified in
Section 5. l(g).

               "Banks" has the meaning specified in the Recitals to this Agreement.

               "Borrowers" has the meaning specified in the Recitals to this Agreement.

               "Collateral" means, collectively, the Collateral described in the Primary Loan Agreement and the Collateral described in the Supplemental Loan Agreement.

               "Collateral Accounts" means, collectively, the
Separate Collateral Disbursement Account, the Shared
Collateral Disbursement Account and the L/C Holding Account.

               "Deposit Notice" has the meaning specified in
Section 5.1(c).

               "Disbursement Date" has the meaning specified in
Section 5.1(c).

               "L/C Exposure" means, as of any date of
determination, the aggregate maximum available amount which may be drawn under all Letters of Credit outstanding as of such date of determination.

               "L/C Holding Account" has the meaning set forth in
Section 5.1(a).

               "Letter of Credit Disbursement" means a payment or disbursement made by the Issuing Bank pursuant to a Letter of Credit.

               "Loan Documents" means, collectively, the Loan
Documents described in the Primary Loan Agreement and the Loan Documents described in the Supplemental Loan Agreement.

               "Outstanding Obligations" means, at any time, the sum of (i) the aggregate Obligations outstanding at such time under the Primary Loan Agreement, (ii) the aggregate
Obligations outstanding at such time under the Supplemental
Loan Agreement, and (iii) the aggregate reimbursement obligations in respect of the L/C Exposure outstanding at such time.

               "Primary Loan Agreement" has the meaning specified in the Recitals to this Agreement.

               "Primary Loan Agreement Banks" has the meaning specified in the Recitals to this Agreement.

               "Primary Loan Agreement Banks' Separate
Collateral" means the Collateral described in the Primary
Loan Agreement, other than the Shared Collateral.

               "Separate Collateral Disbursement Account" has the meaning specified in Section 5.1(a).

               "Shared Collateral" means the Collateral described in the Supplemental Loan Agreement.

               "Shared Collateral Disbursement Account" has the meaning specified in Section 5.1(a).

               "Subsidiary Guarantor" has the meaning specified in Section 3.1.

               "Supplemental Loan Agreement" has the meaning specified in the Recitals to this Agreement.

               "Supplemental Loan Agreement Banks" has the meaning specified in the Recitals to this Agreement.

Any and all initially capitalized terms used in this Agreement (including, without limitation, in the Recitals hereto) without definition shall have the respective meanings assigned thereto under the Primary Loan Agreement.

       1.2 Terms Generally. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles and Sections shall be deemed references to Articles and Sections of this Agreement unless the context shall otherwise require.

       1.3 Incorporation by Reference. Any provision of the Primary Loan Agreement that is incorporated by reference into this Agreement shall be deemed to be amended in such minor respects as are necessary to make such provision appropriate in the context of this Agreement rather than the context of the Primary Loan Agreement. Any defined term used in such a provision which is defined in Section 1.1 of this Agreement shall be incorporated herein using the defined term in this Agreement, and not the defined term in the Primary Loan Agreement.

                                       ARTICLE II

                            PRIORITY OF LIENS AND GUARANTIES

       2.1 Lien Priorities. The Banks hereby agree that regardless of the time or order of attachment, the time, order or manner of perfection, or the time or order of filing or recording of any financing statements, real property or vessel mortgages or deeds of trust, notices, trademark security agreements or any other security interest or lien perfection document, the Banks shall have the following respective lien priorities in the Collateral:
                             (i)     the Primary Loan Agreement Banks,
               acting through the Collateral Agent, which shall hold such lien and security interest, shall be the beneficiaries of a first priority lien on and security interest in the Primary Loan Agreement
               Banks' Separate Collateral, subject only to the Permitted Encumbrances identified in the Primary
               Loan Agreement; and

                             (ii)    All of the Banks, acting through
               the Collateral Agent, which shall hold such lien and security interest, shall share a pari passu first priority lien on and security interest in the Shared Collateral, subject only to the Permitted Encumbrances identified in the Primary
               Loan Agreement.

       2.2 Priority of Guaranties. Notwithstanding the time or order of the creation of their respective interests therein, all of the Banks shall have a pari passu interest in the Subsidiary Guaranty.


                                       ARTICLE III

                      ENFORCEMENT OF LIENS AND SUBSIDIARY GUARANTY

       3.1 Standstill by Supplemental Loan Agreement Banks. The Collateral Agent hereby agrees (and the Supplemental
Loan Agreement Banks acknowledge such agreement) that it shall not enforce the liens and interests of the Supplemental Loan Agreement Banks in the Shared Collateral or make demand upon any issuer of the Subsidiary Guaranty (a "Subsidiary Guarantor") in response to any notice of an Event of Default received from, or on behalf of, one or more of the Supplemental Loan Agreement Banks unless the Collateral Agent previously has commenced enforcement of the liens and security interests of the Primary Loan Agreement Banks in the Shared Collateral and/or made demand upon such Subsidiary Guarantor in response to a notice of an Event of Default received from or on behalf of the Primary Loan Agreement Banks.

       3.2 No Limitation on Other Remedies. Notwithstanding the limitation contained in Section 3.1, the Collateral
Agent, or the Managing Agent under the Supplemental Loan Agreement, may take any and all actions, other than enforcement actions against the Shared Collateral or any Subsidiary Guarantor, that the Supplemental Loan Agreement
Banks may request to preserve their rights and remedies under the Loan Documents described in the Supplemental Loan Agreement, including, without limitation, accelerating the indebtedness evidenced by the Supplemental Loan Agreement and the promissory notes issued thereunder, terminating the Supplemental Loan Agreement and the Supplemental Loan
Agreement Banks' commitment to make additional advances thereunder, and the like.

                                       ARTICLE IV

                                  THE COLLATERAL AGENT

       4.1 Appointment of Collateral Agent. Each of the Banks hereby irrevocably appoints and authorizes Bank of America National Trust and Savings Association to act as Collateral Agent pursuant to the terms of the Loan Documents and this Agreement, and Bank of America National Trust and Savings Association agrees to act as Collateral Agent for such Banks, pursuant to the terms of the Loan Documents and this Agreement.

       4.2 Other Agency Provisions. Sections 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10 of the Primary
Loan Agreement are incorporated herein and made a part hereof by this reference, provided that for the purposes of this Agreement all references to the "Managing Agent" contained in such Sections of the Primary Loan Agreement shall be deemed to be references to the Collateral Agent.


                                        ARTICLE V

                         PROCEEDS RECEIVED UNDER LOAN DOCUMENTS;
                    OTHER AMOUNTS RECEIVED FOLLOWING EVENT OF DEFAULT

       5.1       Establishment of Collateral Accounts;
Application of Proceeds of Collateral and Subsidiary
Guaranties.

                      (a)    Establishment of Collateral Accounts.
       Upon the occurrence of an Event of Default, the Collateral Agent shall establish and maintain at its banking office in Los Angeles, California, (or upon notice to the Banks, such other banking office in California as it may select, so long as its lien is continuously perfected as contemplated herein) the following three segregated collateral accounts:

                             (i)       an account entitled the "Aztar
               Primary Bank Group Separate Collateral
               Disbursement Account" (the "Separate Collateral
               Disbursement Account");

                             (ii)      an account entitled the "Aztar
               Shared Collateral Disbursement Account" (the
               "Shared Collateral Disbursement Account"); and

                             (iii)     an account entitled the "Aztar
               L/C Holding Account" (the "L/C Holding Account").

Each such account will be held by the Collateral Agent as provided in this Agreement and shall at all times be in the exclusive possession of, and under the control of, the Collateral Agent, as collateral agent for the Banks.
Neither the Borrowers nor any Subsidiaries (including any Subsidiary Guarantor) shall have control over any such account, including any right to withdraw any amounts on deposit therein, provided that such applicable parties shall have the right to receive any surplus funds after all Outstanding Obligations have been paid in full. The Borrowers hereby grant and assign to the Collateral Agent, for the benefit of the Banks, as collateral security for the Outstanding Obligations, all of the Borrowers' right, title and interest in and to the Collateral Accounts, all funds from time to time maintained therein, all investments thereof, all interest, dividends and other amounts earned thereon and all proceeds thereof.

                      (b)    Deposits into Collateral Accounts.
       Except as otherwise explicitly required in any Collateral Document or by applicable law, the Collateral Agent shall deposit (i) into the Shared Collateral Disbursement Account all amounts received by it in its capacity as Collateral Agent (and not in any other capacity) in respect of the Shared Collateral, and (ii) into the Separate Collateral Disbursement Account all amounts received by it in its capacity as Collateral Agent (and not in any other capacity) in respect of the Primary Loan Agreement Banks Separate Collateral, in each case after the Collateral Agent is notified in writing by one or more of the Primary Loan Agreement Banks of the occurrence of an Event of Default and during the continuance thereof (including during any dissolution, winding up, liquidation, reorganization or insolvency proceeding of the Borrowers or any of them), including all monies received on account of any sale of or other realization upon any of such Collateral pursuant to any Collateral Document and any distributions, adequate protection payments or similar amounts received in respect of such Collateral in any insolvency case or proceeding involving the Borrowers, or any of them, or any Subsidiary Guarantor, or pursuant to enforcement of the Subsidiary Guaranties. The Collateral Agent shall be required to release amounts on deposit in the Shared Collateral Disbursement Account or in the Separate Collateral Disbursement Account to the Borrowers or any Subsidiary Guarantor to the extent required by any of the Loan Documents or applicable law.

                      (c)    Notices to Banks.  Not later than the
       last day of each month in which any amounts are deposited into the Shared Collateral Disbursement
       Account or into the Separate Collateral Disbursement Account, the Collateral Agent shall provide written notice of all such deposits during such month to each Bank (a "Deposit Notice"), specifying (i) the dates of such deposits, (ii) the amounts of such deposits, (iii) the date that the Collateral Agent will make a disbursement in respect of such deposits (which date shall be not less than ten (10) nor more than thirty
       (30) days after the date of the Deposit Notice (the "Disbursement Date")), and (iv) the basis upon which the amount due to each Bank will be calculated.

                      (d)    Determination of Outstanding
       Obligations. Following receipt of any Deposit Notice, each Bank shall, not later than the Banking Day next preceding the Disbursement Date specified in such Deposit Notice, deliver to the Collateral Agent and each other Bank a duly completed certificate, in form and substance acceptable to the Collateral Agent, certifying the amount of Outstanding Obligations due and payable to such Bank as of the date one Banking Day before the Disbursement Date. The Collateral Agent shall calculate the proportionate shares of Outstanding Obligations of each of the Banks in reliance upon such certificates. Promptly following its determination of such proportionate shares, and in any event no later than the applicable Disbursement Date, the Collateral Agent shall notify the Banks of such determination.

                      (e)    Disbursements to Banks from Shared
       Collateral Disbursement Account. On the applicable Disbursement Date, the Collateral Agent shall disburse the amount on deposit in the Shared Collateral Disbursement Account in accordance with the order of priority set forth in Section 9.2(d) of the Primary
       Loan Agreement and in Section 9.2(d) of the Supplemental Loan Agreement.


                      (f) Disbursements to Primary Loan Agreement Banks from Separate Collateral Disbursement Account.
       On the applicable Disbursement Date, the Collateral
       Agent shall disburse the amount on deposit in the Separate Collateral Disbursement Account in accordance with the order of priority set forth in Section 9.2(d) of the Primary Loan Agreement.

Together with the payment of each disbursement from the Separate Collateral Disbursement Account or the Shared
Collateral Disbursement Account on each Disbursement Date, the Collateral Agent shall deliver to each Bank a statement detailing the aggregate amount disbursed to the applicable
Banks, the amount deposited in each Collateral Account and all deductions therefrom to cover the costs and expenses of the Collateral Agent and the Banks as permitted under
Section 9.2(d) of the Primary Loan Agreement and under
Section 9.2 of the Supplemental Loan Agreement.

                      (g) Disbursements From L/C Holding Account. All amounts deposited in the L/C Holding Account (which deposits shall be made from the disbursements pursuant to Sections 5.1(e) and (f) above) shall be deemed to be allocated to each Letter of Credit taken into account in the determination of the amount of such deposit, ratably in accordance with the respective maximum amounts available to be drawn under all such Letters of Credit (the amount so allocated to a Letter of Credit being referred to as its "Allocable L/C Share"). At such time as (i) any such Letter of Credit expires undrawn or (ii) the amount available to be drawn under any such Letter of Credit is irrevocably reduced (other than by a draw thereon) according to the terms thereof, in either case causing a reduction in the L/C Exposure, then the Allocable L/C Share attributable to such expired Letter of Credit or such reduction in the L/C Exposure shall be deposited into the Separate
       Collateral Disbursement Account and shall be distributed in accordance with Section 5.1(f). At such time as any such Letter of Credit is drawn, the Allocable L/C Share attributable thereto (in an amount not exceeding the amount of such drawing) shall be disbursed from the L/C Holding Account by the Collateral Agent to the Issuing Bank and any amount drawn on any Letter of Credit not so reimbursed shall then be deemed to be an Obligation under the Primary
       Loan Agreement.

       5.2 Investment of Amounts in Collateral Accounts. Pending the disbursement thereof pursuant to the terms of this Agreement, all amounts in the Collateral Accounts shall (to the extent the Collateral Agent deems practical) be invested by the Collateral Agent in Permitted Investments.
The Collateral Agent shall endeavor to select Permitted Investments for each Collateral Account that mature prior to the anticipated date of any distribution to be made from such Collateral Account.

       5.3       Turnover of Collateral Received by Banks.  Each
Bank shall promptly put in the custody, possession or control of the Collateral Agent for disposition or distribution in accordance with the provisions of Section
5.1 any Collateral or proceeds therefrom over which such Bank obtains custody, control or possession. Until such time as each Bank shall have complied with the provisions of the immediately preceding sentence, such Bank shall be deemed to hold such Collateral or proceeds in trust for the parties entitled thereto hereunder.

       5.4       Ratable Sharing of Certain Amounts Received by
Banks. Section 11.10 of the Primary Loan Agreement is incorporated herein and made a part hereof by this reference.

                                       ARTICLE VI

                             REPRESENTATIONS AND WARRANTIES

               Each of the Collateral Agent and each Bank represents and warrants to the other parties hereto that (a) the execution, delivery and performance of this Agreement
(i) have been duly authorized by all requisite corporate action on its part and (ii) will not contravene any provision of its charter or by-laws or any order of any court or other governmental authority having applicability to it or any applicable law, and (b) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation.

                                       ARTICLE VII

                               INTERCREDITOR ARRANGEMENTS

       7.1 Bankruptcy Proceedings. Nothing contained herein shall limit or restrict the independent right of any Bank to initiate an action or actions in any proceeding under a Debtor Relief Law and to appear or be heard on any matter before the bankruptcy or other applicable court in any such proceeding. The Collateral Agent is not entitled to initiate such actions on behalf of any Bank or to appear and be heard on any matter before the bankruptcy or other applicable court in any such proceeding as the representative of any Bank, unless such action or appearance has been approved in writing by such Bank. The Collateral
Agent is not authorized in any such proceeding to enter into any agreement for, or give any authorization or consent with respect to, the postpetition usage of Collateral, unless such agreement, authorization or consent has been approved in writing by the Requisite Banks. This Agreement shall survive the commencement of any proceeding under a Debtor
Relief Law.

       7.2     Waiver of Marshaling.  Each of the Supplemental
Loan Agreement Banks waives any right it may now or hereafter have to require the Collateral Agent to marshal assets, to exercise rights or remedies in a particular manner, or to forbear exercising such rights and remedies in any particular manner or order.

       7.3 Further Assurances, etc. Each party hereto shall execute and deliver such other documents and instruments, in form and substance reasonably satisfactory to the other parties hereto, and shall take such other action, in each case as any other party hereto may reasonably have requested
(at the cost and expense of the Borrowers) to effectuate and carry out the provisions of this Agreement, including by recording or filing this Agreement or such other documents or instruments in such places as the requesting party may reasonably deem desirable.

                                      ARTICLE VIII

                                      MISCELLANEOUS

       8.1 Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the Collateral Agent, each of the Banks and their respective successors and permitted assigns and participants pursuant to Section 11.8 of the Primary Loan Agreement and Section 11.8 of the Secondary Loan Agreement, as applicable.

       8.2 Benefitted Parties. All understandings and agreements contained herein are solely for the benefit of the Banks and their respective successors and assigns, and, notwithstanding the execution of this Agreement by the Borrowers and the Subsidiary Guarantors solely for the purpose of acknowledging and consenting to such understandings and agreements, neither the Borrowers, the Subsidiary Guarantors nor any other Person other than the Banks and their respective successors and assigns is intended to be benefitted in any way by this Agreement.

       8.3 Notices. Notices and other communications provided for herein shall be issued as set forth in
Section 11.6 of the Primary Loan Agreement, with the understanding that all notices and other communication to be conveyed hereunder (i) to the Collateral Agent shall be sent to the notice address specified in the Primary Loan Agreement for the Managing Agent, and (ii) to the Subsidiary Guarantors shall be sent to the address set forth below their signatures to this Agreement.

       8.4 Termination. This Agreement and the agency of the Collateral Agent shall terminate upon the termination of the Supplemental Loan Agreement in accordance with Section
11.26 thereof.

       8.5       APPLICABLE LAW.  THIS AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL
LAWS (AND NOT THE CONFLICT OF LAWS RULES) OF THE STATE OF
CALIFORNIA.

       8.6 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED
OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY
OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR
HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT
OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT
ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY
TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY
OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR
RIGHT TO TRIAL BY JURY.

       8.7 Counterparts; Effectiveness. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one and the same instrument. This Agreement shall become effective on the date on which each of the following conditions precedent shall have been satisfied: (i) this Agreement shall have been executed and delivered by each Bank and the Collateral Agent and acknowledged by the Borrowers and the Subsidiary Grantors;
and (ii) all conditions precedent to the effectiveness of the Supplemental Loan Agreement (other than the effectiveness of this Agreement) shall have been satisfied or waived in writing.

       8.8 Complete Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior representations, negotiations, writings, memoranda and agreements. To the extent any provision of this Agreement conflicts with any other Loan Document, the provisions of this Agreement shall be controlling.

               IN WITNESS WHEREOF, the Collateral Agent, the Managing Agent for the Primary Loan Agreement Banks, and the Managing Agent for the Supplemental Loan Agreement Banks have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

The Collateral Agent:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, as
Collateral Agent


By:
_________________________
Patrick Carroll
       Vice President

The Managing Agent for the
Primary Loan Agreement Banks:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, as a
Primary Loan Agreement Bank and
as Managing Agent for such Banks


By: _________________________
       Patrick Carroll
       Vice President

The Managing Agent for the
Supplemental Loan Agreement
Banks:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, as a
Supplemental Loan Agreement Bank
and as Managing Agent for such
Banks

By: _________________________
       Patrick Carroll
       Vice President

Acknowledged by and Agreed to:

The Borrowers:


AZTAR CORPORATION


By:    _________________________
       Neil Ciarfalia
       Treasurer


ADAMAR OF NEW JERSEY, INC.


By:    _________________________
       Neil Ciarfalia
       Treasurer


RAMADA EXPRESS, INC.


By:    _________________________

Title:
_________________________

The Subsidiary Guarantors:

HOTEL RAMADA OF NEVADA


By:    _________________________

Title:
_________________________

AZTAR DEVELOPMENT CORPORATION


By:    _________________________
       Neil Ciarfalia
       Treasurer

AZTAR INDIANA GAMING CORPORATION


By:    _________________________

Title:
_________________________



AZTAR MISSOURI GAMING CORPORATION


By:
_________________________

Title:
_________________________


ATLANTIC - DEAUVILLE, INC.


By:    _________________________
       Neil Ciarfalia
       Treasurer



ADAMAR GARAGE CORPORATION


By:    _________________________
       Neil Ciarfalia
       Treasurer


MANCHESTER MALL, INC.


By:    _________________________
       Neil Ciarfalia
       Treasurer

RAMADA NEW JERSEY HOLDINGS
CORPORATION


By:    _________________________
       Neil Ciarfalia
       Treasurer

RAMADA NEW JERSEY, INC.

By:    _________________________

Title:
_________________________


Address for the Subsidiary
Guarantors:

2390 East Camelback Road, Suite
400
Phoenix, Arizona
Telecopier: (602) 381-4107
Telephone: (602) 381-4100

Exhibit B to Supplemental Reducing Revolving Loan Agreement


                                         PROMISSORY NOTE



$_______________________                           March 13, 1997
                                            Los Angeles, California


               FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of _______________________ (the "Bank"), the principal amount of __________________________
AND NO/100 DOLLARS ($___________________) or such lesser
aggregate amount of Advances as may be made by the Bank with respect to the Commitment under the Loan Agreement referred to below, together with interest on the principal amount of each Advance made hereunder and remaining unpaid from time to time from the date of each such Advance until the date of payment in full, payable as hereinafter set forth.

               Reference is made to the Supplemental Reducing Revolving Loan Agreement dated as of March 13, 1997, by and among the undersigned, as Borrowers, the Banks which are parties thereto, and Bank of America National Trust and Savings Association, as Managing Agent for the Banks (the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

               The principal indebtedness evidenced by this Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

               Interest shall be payable on the outstanding daily unpaid principal amount of Advances from the date of each such Advance until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.10 of the Loan Agreement, to the fullest extent permitted by applicable Law.

               Each payment hereunder shall be made to the Managing Agent at the Managing Agent's Office for the account of the Bank in immediately available funds not later than 11:00 a.m. (San Francisco time) on the day of payment (which must be a Banking
Day).  All payments received after 11:00 a.m. (San Francisco time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

               The Bank shall use its best efforts to keep a record of Advances made by it and payments received by it with respect to this Note, and such record shall be presumptive evidence of the amounts owing under this Note.

               The undersigned hereby promise to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigneds' obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

               The undersigned hereby waive presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

               The undersigned agree that their liability hereunder is joint and several, absolute and unconditional without regard to the liability of any other party. All provisions of this Note shall apply to each of the undersigned. Each of the undersigned other than Aztar Corporation ("Parent") hereby irrevocably appoints Parent as its agent for the purpose of (i) requesting Advances hereunder and (ii) receiving notices with respect hereto.
               THIS NOTE SHALL BE DELIVERED TO AND ACCEPTED BY THE BANK, OR BY THE MANAGING AGENT ON ITS BEHALF, IN THE STATE OF CALIFORNIA, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED
IN ACCORDANCE WITH, THE LOCAL LAWS THEREOF.

AZTAR CORPORATION,                                 RAMADA EXPRESS, INC.,
a Delaware corporation                             a Nevada corporation


By:__________________________                      By:_____________________
       Neil Ciarfalia
       Treasurer                                   Title:__________________

ADAMAR OF NEW JERSEY, INC.,
a New Jersey corporation


By:__________________________
       Neil Ciarfalia
       Treasurer

                               SCHEDULE OF COMMITTED ADVANCES AND
                                      PAYMENTS OF PRINCIPAL


Date    Amount      Interest      Amount of       Unpaid        Notation
          of         Period       Principal      Principal      Made by
        Advance                   Paid            Balance


___________________________________________________

___________________________________________________

___________________________________________________

___________________________________________________

___________________________________________________

___________________________________________________

___________________________________________________

___________________________________________________

___________________________________________________

___________________________________________________

___________________________________________________

___________________________________________________

___________________________________________________

___________________________________________________

___________________________________________________

___________________________________________________

___________________________________________________

___________________________________________________

___________________________________________________

___________________________________________________

Exhibit C to Supplemental Reducing Revolving Loan Agreement

                  OMNIBUS DOCUMENTS AMENDMENT AND COLLATERAL ASSIGNMENT


              THIS OMNIBUS DOCUMENTS AMENDMENT AND COLLATERAL ASSIGNMENT (this "Amendment"), dated as of March 13, 1997, is entered into by and among the Borrowers (as hereinafter defined), Aztar Indiana Gaming Corporation, an Indiana corporation ("AIGC"), Aztar Missouri Gaming Corporation, a Missouri corporation ("AMGC"), Atlantic Deauville, Inc., a New Jersey Corporation ("ADI"), Adamar Garage Corporation, a Delaware corporation ("AGC"), Manchester Mall, Inc., a New Jersey corporation ("MMI"), Ramada New Jersey, Inc., a New Jersey corporation ("RNJI"), Bank of America National Trust and Savings Association, for itself as a Primary Loan Agreement Bank (as hereinafter defined) and as Managing
Agent for such banks, Bank of America National Trust and Savings Association, for itself as a Supplemental Loan Agreement Bank (as hereinafter defined), and as Managing Agent for such banks, and Bank of America National Trust and Savings Association, as Collateral Agent for the Primary
Loan Agreement Banks and the Supplemental Loan Agreement Banks, with reference to the following facts:

                                        RECITALS

              A. Aztar Corporation, a Delaware corporation, Adamar of New Jersey, Inc., a New Jersey corporation, and
Ramada Express, Inc., a Nevada corporation (collectively, the "Borrowers"), the banks whose names are set forth on the signature pages thereof (collectively, the "Primary Loan Agreement Banks"), Societe Generale and Midlantic Bank N.A., as Lead Managers, Bank One, Arizona, N A and Credit
Lyonnais, as Co-Agents, Bankers Trust Company, as Co-
Managing Agent, and Bank of America National Trust and
Savings Association, as Managing Agent (the "Primary Loan Agreement Managing Agent"), are parties to that certain
Reducing Revolving Loan Agreement dated as of October 4,
1994 (as amended through the date hereof, the "Primary Loan Agreement"), pursuant to which the Primary Loan Agreement
Banks provided the Borrowers with certain secured reducing revolving loan and letter of credit facilities.

              B.      Pursuant to the Collateral Documents
described in, and entered into in connection with, the Primary Loan Agreement: (i) the Borrowers secured the payment and performance of their obligations under the Primary Loan Agreement and the Notes referred to therein by granting the Primary Loan Agreement Managing Agent a lien on and security interest in certain assets and properties of the Borrowers; (ii) certain affiliates of the Borrowers whose names are set forth on the signature pages thereof

(collectively, the "Subsidiary Guarantors") executed the Subsidiary Guaranty referred to in the Primary Loan
Agreement in favor of the Primary Loan Agreement Managing
Agent and the Primary Loan Agreement Banks to guaranty the payment and performance by the Borrowers of their obligations under the Primary Loan Agreement and the Notes issued thereunder; and (iii) the Subsidiary Guarantors executed certain of the Collateral Documents referred to in the Primary Loan Agreement to secure the payment and performance of their obligations under such Subsidiary
Guaranty.

              C. The Borrowers, certain, but not all, of the Primary Loan Agreement Banks whose names are set forth in the signature pages thereof as "Supplemental Loan Agreement Banks" (collectively, the "Supplemental Loan Agreement
Banks"), and Bank of America National Trust and Savings Association, as Managing Agent for such banks (in such capacity, the "Supplemental Loan Agreement Managing Agent") are entering into a certain Supplemental Reducing Revolving
Loan Agreement of even date herewith (the "Supplemental Loan Agreement"), pursuant to which the Supplemental Loan
Agreement Banks will provide the Borrowers with an additional supplemental $20,000,000 secured revolving credit facility.

              D. The parties to this Amendment intend that the Borrowers' obligations under the Supplemental Loan Agreement be secured by all of the collateral provided by the Borrowers to the Primary Loan Agreement Managing Agent and the Primary Loan Agreement Banks, except for the three items of collateral specifically referred to and excluded under the definition of "Collateral" in the Supplemental
Loan Agreement. In addition, the parties hereto intend that the Borrowers' obligations under the Supplemental Loan Agreement be subject to the Subsidiary Guaranty and all collateral security for the Subsidiary Guaranty. In furtherance of these intentions, the parties desire to amend the Loan Documents (as defined in the Primary Loan
Agreement) as provided below.

              E.      Pursuant to a certain Intercreditor
Agreement of even date herewith entered into by the parties hereto, the Primary Loan Agreement Banks and the Supplemental Loan Agreement Banks have appointed the Collateral Agent to act as their common collateral agent with respect to the collateral provided by the Borrowers and the Subsidiary Guarantors to: (i) the Primary Loan Agreement Managing Agent and the Primary Loan Agreement Banks under the Loan Documents referred to and entered into in connection with the Primary Loan Agreement and (ii) the Supplemental Loan Agreement Managing Agent and the

Supplemental Loan Agreement Banks pursuant to the Loan Documents referred to in, and entered into in connection with, the Supplemental Loan Agreement. In furtherance of such intention, the Primary Loan Agreement Managing Agent and the Supplemental Loan Agreement Managing Agent shall assign to the Collateral Agent all of the collateral held by them for the ratable benefit of the Primary Loan Agreement Banks and of the Supplemental Loan Agreement Banks, respectively, as provided below.

              NOW, THEREFORE, in consideration of the above premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

       1. Defined Terms. Any and all initially capitalized terms used in this Amendment shall have the respective meanings assigned thereto in the Primary Loan Agreement.

       2.     Amendments to Primary Loan Agreement and Related
Loan Documents.

              A.      Amendments to Primary Loan Agreement.  The
Primary Loan Agreement is hereby amended as follows:

                      (1)    Amendments to Definitions.  The
following new definitions are added to the Primary Loan
Agreement in appropriate alphabetical order:

              "Collateral Agent" means Bank of America
              National Trust and Savings Association
              in its capacity as the Collateral Agent
              for the Banks hereunder and for the
              Supplemental Loan Agreement Banks.

              "Intercreditor Agreement" means that certain
              Intercreditor and Collateral Agency Agreement dated as of March 13, 1997, by and among the parties hereto, the Subsidiaries that executed the Subsidiary Guaranty, the parties to the Supplemental Loan Agreement and the Collateral Agent.

              "Supplemental Loan Agreement" means the
              Supplemental Reducing Revolving Loan
              Agreement dated as of March 13, 1997, by and among the Borrowers, the banks whose names are set forth on the signature pages thereof, and Bank of America
              National Trust and Savings Association,
              as Managing Agent for such banks, as
              either originally executed or as such
              agreement may from time to time be supplemented, modified, amended, restated or extended.

              "Supplemental Loan Agreement Banks"
              means, collectively, the banks that are
              parties to the Supplemental Loan
              Agreement.

The definition of "Loan Documents" is hereby amended by adding therein the words ", the Intercreditor Agreement" immediately after the word "Certificate" appearing on the seventh line of such definition.

                      (2)    Amendment to Events of Default
Provision. Section 9.1(m) of the Primary Loan Agreement is hereby amended to read in full as follows:

              "(m) The occurrence of an Event of
              Default (as such term is defined in the
              TEGP Loan Agreement) under the TEGP
              Initial Loan Agreement or the occurrence of an Event of Default (as such term is defined in the Supplemental Loan
              Agreement) under the Supplemental Loan
              Agreement; or"

              B.      Amendments to Security Agreement.  The
Security Agreement is hereby amended as follows:

                      (1) Amendment to Preamble. The Preamble is hereby amended by deleting all the words appearing after the word "Association" on the eleventh line and by substituting the following therefor:

                      ", as the Collateral Agent for the ratable
              benefit of (i) each of the Banks which are parties to the Loan Agreement referred to below from time to time and (ii) each of the Banks which are parties to the Supplemental Loan Agreement referred to in the foregoing Loan Agreement from time to time, as Secured Party, with reference to the following facts:"

                      (2) Amendment to Definition of Collateral. The definition of "Collateral" is hereby amended such that the proviso at the end of such definition shall read in full as follows:

              "provided that the term 'Collateral', as used in this Agreement, shall not include the following: (i) interests pledged pursuant to the Pledge Agreement

              (Nevada Gaming) or the Pledge Agreement (General);
              (ii) the Real Property or any interest therein; or
              (iii) in respect of the Obligations under and as defined in the Supplemental Loan Agreement that are secured hereby, any gaming equipment located in the State of Missouri of any of the Grantors."

                      (3)    Amendment to Definition of Secured
Obligations. The definition of "Secured Obligations" is hereby amended to read in full as follows:

              "Secured Obligations" means,
              collectively:  (i) any and all present
              and future Obligations under the Loan
              Agreement of any type or nature of
              Grantors or any one or more of them to
              the Managing Agent, the Banks, and any
              one or more of them, arising under or
              relating to the Loan Documents or any
              one or more of them, whether due or to
              become due, matured or unmatured,
              liquidated or unliquidated, or
              contingent or noncontingent, including
              Obligations of performance as well as
              Obligations of payment under the Loan
              Agreement, and including interest that
              accrues after the commencement of any
              bankruptcy or insolvency proceeding by
              or against any Grantor; and (ii) any and all present and future Obligations under the Supplemental Loan Agreement of any type or nature of Grantors or any one or more of them to the Managing Agent under the Supplemental Loan Agreement, the
              Banks under the Supplemental Loan
              Agreement, and any one or more of them,
              arising under or relating to the Loan
              Documents entered into in connection
              with the Supplemental Loan Agreement, or any or more of them, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including
              Obligations of performance under the
              Supplemental Loan Agreement as well as
              Obligations of payment under the
              Supplemental Loan Agreement, and
              including interest that accrues after
              the commencement of any bankruptcy or
              insolvency proceeding by or against any
              Grantor.

                      (4)    Amendment to Definition of Secured
Party. The definition of "Secured Party" is hereby amended to read in full as follows:

              "Secured Party" means the Collateral
              Agent, who shall hold the Liens
              andsecurity interests granted hereunder
              for the ratable benefit of (i) each of
              the Banks which are parties to the Loan
              Agreement from time to time and
              (ii) each of the Banks which are parties to the Supplemental Loan Agreement from time to time. Subject to the terms and conditions of the Intercreditor
              Agreement, any right, remedy, privilege
              or power of Secured Party shall be
              exercised by the Collateral Agent.

                      (5)    Amendment to Exhibit A.  Exhibit A to
the Security Agreement (the Instrument of Joinder) is hereby amended to read in full as set forth in Attachment "A" to this Amendment.

              C.      Amendments to Trademark Collateral
Assignments. The Trademark Collateral Assignment is hereby amended as follows:

                      (1) Amendment to Preamble. The Preamble is hereby amended by deleting all the words appearing after the word "Association" on the eleventh line thereof and by substituting the following therefor:

                      ", as the Collateral Agent for the ratable
              benefit of (i) each of the Banks which are parties to the Loan Agreement referred to below from time to time, and (ii) each of the Banks which are from time to time parties to the Supplemental Loan Agreement (as at any time amended, the "Supplemental Loan Agreement") dated as of March 13, 1997, among the Borrowers described herein, certain of the Banks under the Loan Agreement, and Bank of America National Trust and Savings Association, as Managing Agent, as Secured Party, with reference to the following facts:"

                      (2)    Amendment to Definition of Secured
Obligations. The definition of "Secured Obligations" is hereby amended to read in full as follows:

              "Secured Obligations" means,
              collectively:  (i) any and all present
              and future Obligations of any type or
              nature of Grantors or any one or more of them to the Managing Agent, the Banks, and any one or more of them, arising under or relating to the Loan Documents entered into in connection with the Loan
              Agreement or any one or more of them,
              whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including Obligations of performance as well as Obligations of payment under such Loan Documents, and including interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against any Grantor; and (ii) any and all present and future Obligations of any type or nature of Grantors or any one or more of them to the Managing Agent under the Supplemental Loan Agreement, the Banks under the Supplemental Loan Agreement, and any one or more of them, arising under or relating to the Loan Documents entered into in connection with the Supplemental Loan Agreement, or any one or more of them, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including
              Obligations of performance as well as
              Obligations of payment under the
              Supplemental Loan Agreement, and
              including interest that accrues after
              the commencement of any bankruptcy or
              insolvency proceeding by or against any
              Grantor.

                      (3)    Amendment to Definition of "Secured
Party". The definition of "Secured Party" is hereby amended to read in full as follows:

                      "Secured Party" means the Collateral Agent
              who shall receive and hold the assignments made hereunder for the ratable benefit of (i) each of the Banks which are parties to the Loan Agreement from time to time and (ii) each of the Banks which are parties to the Supplemental Loan Agreement from time to time. Subject to the terms and conditions of the Intercreditor Agreement, any right, remedy, privilege, or power of Secured Party shall be exercised by the Collateral Agent.

                      (4)    Amendment to Exhibit A.  Exhibit A to
the Trademark Collateral Assignment (the Instrument of
Joinder) is hereby amended to read in full as set forth on Attachment "B" to this Amendment.

              D.      Amendment to Pledge Agreement (Nevada
Gaming). The Pledge Agreement (Nevada Gaming) is hereby amended as follows:

                      (1) Amendment to Preamble. The Preamble is hereby amended by deleting the words "Managing Agent under the Loan Agreement hereafter referred to above [sic]" appearing on the fifth and sixth lines thereof and by substituting therefor the words "Collateral Agent."

                      (2)    Amendment to Definition of Secured
Party. The definition of Secured Party is hereby amended to read in full as follows:

                      "Secured Party" means the Collateral Agent,
              which shall hold the pledges and security interests granted hereunder for the ratable benefit of each of the Banks which are parties to the Loan Agreement and the Supplemental Loan Agreement from time to time. Subject to the terms hereof and of the Intercreditor Agreement, any right, remedy, privilege or power of Secured Party shall be exercised by the Collateral Agent acting with the consent of the Requisite Banks."

              E.      Amendments to Pledge Agreement (General).
The Pledge Agreement (General) is hereby amended as follows:

                      (1) Amendment to Preamble. The Preamble is hereby amended by deleting all the words appearing after the word "Association" on the tenth line and by substituting the following therefor:

                      ", as the Collateral Agent for the ratable
              benefit of (i) each of the Banks which are parties to the Loan Agreement referred to below from time to time and (ii) each of the Banks which are from time to time parties to the Supplemental Reducing Revolving Loan Agreement (as at any time amended, the "Supplemental Loan Agreement") dated as of March 13, 1997, among the Borrowers, certain of the Banks party to the Loan Agreement, and Bank of America National Trust and Savings Association, as Managing Agent, as Secured Party, with reference to the following facts:"

                      (2)    Amendment to Definition of Pledged
Collateral. The definition of "Pledged Collateral" is hereby amended by adding the following proviso therein at the end of such definition:

                      "; provided, however, for the
              purposes of the Obligations of the
              Grantors under the Supplemental Loan
              Agreement secured hereby, no portion of
              the capital stock of Aztar Missouri
              Gaming Corporation, a Missouri
              corporation, shall constitute part of
              the Pledged Collateral hereunder."

                      (3)    Amendment to Definition of Secured
Party. The definition of "Secured Party" is hereby amended to read in full as follows:

                      "Secured Party" means the
              Collateral Agent, which shall hold the
              pledges and security interests granted
              hereunder for the ratable benefit of
              (i) each of the Banks which are parties
              to the Loan Agreement from time to time
              and (ii) each of the Banks which are
              parties to the Supplemental Loan
              Agreement from time to time. Subject to the terms and conditions of the Intercreditor Agreement, any right, remedy, privilege or power of Secured
              Party shall be exercised by the
              Collateral Agent.

                      (4)    Amendment to Secured Obligations
Provision. Section 4 of the Pledge Agreement (General) is hereby amended to read in full as follows:

                      "4.    Security for Obligations.  This
              Agreement and the pledge and security interests granted herein secure the prompt payment, in full in cash, and full performance of: (i) all Obligations under the Loan Agreement, whether for principal, interest, fees, expenses or otherwise, including, without limitation, all Obligations of Borrowers now or hereafter existing under the Loan Documents entered into in connection with the Loan Agreement, all Obligations of Grantors now or hereafter existing under this Agreement and all interests that accrues on all or any part of any of the Obligations of Borrowers and/or Grantors under the Loan Agreement after the filing of any petition or pleading against any Borrower, Grantor or any other Person for a proceeding under any Debtor Relief Law; and (ii) all Obligations under the Supplemental Loan Agreement, whether for principal, interest, fees, expenses or otherwise, including, without limitation, all Obligations of Borrowers now or hereafter existing under the Loan Documents entered into in connection with the Supplemental Loan Agreement, all Obligations of Grantors now or hereafter existing under this Agreement, and all interest that accrues on all or any part of any of the Obligations of Borrowers and/or Grantors after the filing of any petition or pleading against any Borrower, Grantor or any other Person for a proceeding under any Debtor Relief Law."

              F.      Amendment to Ramada Express Deed of Trust.
The Ramada Express Deed of Trust is hereby amended as follows:

                      (1) Amendment to Description of Beneficiary. The Preamble is hereby amended by deleting the words
"'Managing Agent'" appearing immediately after the word "as" on the seventh line and by substituting therefor the words
"as 'Collateral Agent.'" The Preamble is hereby further amended by adding therein, immediately prior to the word
"as" appearing on the ninth line and prior to the parenthetical, the words "and for the Banks which are parties to the Supplemental Reducing Revolving Loan
Agreement (as at any time amended, the "Supplemental Loan
Agreement") dated as of March 13, 1997, among the Borrowers, certain of the Banks party to the Loan Agreement, and Bank of America National Trust and Savings Association, as
Managing Agent."

                      (2)    Amendment to Secured Obligations
Provision. Section 1.2.1(a) is hereby amended by adding therein a new clause (viii) as follows:

                      "(viii) payment and performance of
              all obligations of the Borrowers under
              the Supplemental Loan Agreement and
              under all other Loan Documents described in the Supplemental Loan Agreement and entered into in connection therewith;"

              G. Amendments to Caruthersville Project Deed of Trust. The deed of trust dated as of January 31, 1995 executed by AMGC with respect to the Caruthersville Project is hereby amended as follows:

                      (1)    Amendment to Legend Regarding Total
Principal Amount. The legend appearing on the first page is hereby amended by deleting the reference to $212,477,346.14" and substituting therefor a reference to $237,477,346.14".

                      (2) Amendment to Description of Mortgagee. The Preamble is hereby amended by deleting the words
"'Managing Agent'" appearing immediately after the word "as" on the seventh line thereof and by substituting therefor the words "'Collateral Agent.'" The Preamble is hereby further amended by adding therein, immediately prior to the word
"as" appearing on the eighth line and prior to the parenthetical, the words "and for the Banks which are from time to time parties to the Supplemental Reducing Revolving
Loan Agreement (as at any time amended, the "Supplemental
Loan Agreement") dated as of March 13, 1997, among
Borrowers, certain of the Banks party to the Loan Agreement, and Bank of America National Trust and Savings Association, as Managing Agent."

                      (3)    Amendment to Description of Collateral.
Section 1.1(e) is hereby amended by adding the following therein after the semicolon appearing on the penultimate line of such Section:

                      "provided, however, for the purposes of the Obligations under and as defined in the Supplemental
       Loan Agreement that are secured hereby, neither this
       Section 1.1(e) nor any other provision of this Deed of Trust shall be deemed to encumber any gaming equipment of Trustor located in the State of Missouri;"

                      (4)    Amendment to Secured Obligations
Provision. Section 1.2.1(a) is hereby amended by adding the following therein, immediately after the word "Beneficiary" appearing on the sixth line:

                      ", as amended by that certain
              Omnibus Documents Amendment and
              Collateral Assignment dated as of
              March 13, 1997."

Section 1.2.1(a) is hereby further amended by deleting the word and immediately prior to clause (ix) and by adding therein a new clause (x) as follows:

                      "(x) payment and performance of all
              obligations of any Borrower under the
              Supplemental Loan Agreement and under
              any other Loan Document described
              therein and entered into in connection
              therewith;"

                      (5)    Additional Amendment to Secured
Obligations Provision. Section 1.2.2 is hereby amended by deleting the reference to $212,477,346.14" and by substituting the following therefor:

              the sum of (i) $212,477,346.14, in respect of the Reducing Revolving Loan Agreement, and (ii) up to
              $25,000,000, in respect of the Supplemental Loan
              Agreement,

              H.      Amendments to Caruthersville Project First
Preferred Ship Mortgage. The First Preferred Ship Mortgage dated as of August 14, 1995, made by AMGC in favor of the Primary Loan Agreement Managing Agent with respect to the
Caruthersville Project is hereby amended as follows:


                      (1) Amendments to the Recitals. Recital A is hereby amended by adding the following therein at the end of such Recital:

                      ", and pursuant to the Supplemental
              Loan Agreement (as defined below), the
              Banks therein named have provided the
              Borrowers with a supplemental secured
              reducing revolving credit facility in a
              principal amount of up to $25,000,000.
              As used herein, the term "Supplemental
              Loan Agreement" means the Supplemental
              Reducing Revolving Loan Agreement, as at any time amended, dated as of March 13, 1997, among Borrowers, certain of the Banks party to the Loan Agreement, and Bank of America National Trust and
              Savings Association, as Managing Agent."

Recital B is hereby amended to read as follows:

                      "B.  Owner has guaranteed all of
              Borrowers' obligations under the
              Reducing Revolving Loan Agreement and
              under the Supplemental  Loan Agreement
              pursuant to that certain Subsidiary
              Guaranty ('Guaranty'), dated as of
              October 4, 1994 executed by Owner and
              the other signatories thereto in favor
              of Lender, a copy of which is attached
              hereto as Exhibit A, as amended by that
              certain Omnibus Documents Amendment and
              Collateral Assignment dated as of
              March 13, 1997, executed by Owner and
              certain of its affiliates in favor of
              the Collateral Agent."

Recital F is hereby amended to read in full as follows:

                      "F.  The total amount of this
              Preferred Mortgage is equal to the sum
              of (i) $207,477,345.14 plus interest, in
              respect of the Borrowers' obligations
              under the Reducing Revolving Loan
              Agreement, and (ii) up to $25,000,000
              plus interest, in respect of the
              Borrowers' obligations under the
              Supplemental Loan Agreement, and
              performance of mortgage covenants, and
              the discharge amount is the same as the
              total amount."

                      (2)    Additional Amendments to Amount of
Secured Obligations. The following words are added to the "Agreement" section, in the first full paragraph on page 3 on the fifth line thereof immediately after the reference to the word "interest":

                      ", in respect of Borrowers'
              obligations under the Reducing Revolving
              Loan Agreement and the related Loan
              Documents, and up to $25,000,000 and
              interest, in respect of Borrowers'
              obligations under the Supplemental Loan
              Agreement and the related Loan
              Documents".

In addition, Article IV is hereby amended to add the following therein after the reference to "$207,477,346.14" appearing on the fourth line of the second paragraph thereof:

                      ", in respect of Borrowers' obligations under
              the Reducing Revolving Loan Agreement and the related Loan Documents, and up to $25,000,000, in respect of Borrowers' obligations under the Supplemental Loan Agreement and the related Loan
              Documents".

              I.      Amendments to Evansville Project Mortgage.
The mortgage dated as of March 31, 1996 made by AIGC in favor of the Primary Loan Agreement Managing Agent with respect to the Evansville Project is hereby amended as follows:

                      (1)    Amendment to Definition of Mortgagee.
The preamble to the Evansville Project Deed of Trust is hereby amended by deleting the words "'Managing Agent'" in the sixth line thereof and substituting therefor the words
"Collateral Agent", and by adding the following words after the reference to "Agreement)" on the eighth line thereof:

                      "and for the Banks which are parties to the
              Supplemental Reducing Revolving Loan Agreement (as at any time amended, the "Supplemental Loan Agreement") dated as of March 13, 1997, among Borrowers, certain of the Banks party to the Loan Agreement, and Bank of America National Trust and Savings Association, as Managing Agent,"

                      (2)    Amendment to Secured Obligation
Provision. Section 1.2.1(a) is hereby amended by adding therein after the reference to "Mortgagee" appearing on the sixth line thereof the following:

                      "as amended by that certain Omnibus
              Collateral Documents Amendment and Collateral
              Assignment (as defined in the Loan Agreement)".

In addition, Section 1.2.1(a) is hereby further amended by deleting the word and immediately prior to clause (viii) and adding therein a new clause (ix) as follows:

                      "(ix) Mortgagor's guaranty of payment of all
              amounts owing by Borrowers under the Supplemental Loan Agreement and under any other Loan Documents as defined in the Supplemental Loan Agreement and entered into in connection therewith;"

              J. Amendments to Evansville Project Leasehold Mortgage. The Leasehold Mortgage dated as of March 31, 1996 made by AIGC in favor of the Primary Loan Agreement Managing Agent in respect of the Evansville Project is hereby amended as follows:

                      (1) Amendment to Preamble. The Preamble is hereby amended by deleting the words "Managing Agent" in the fifth line thereof and substituting therefor the words
"Collateral Agent" and by adding the following therein after the reference to "Agreement)" appearing on the seventh line:

                      "and for the Banks which are parties to the
              Supplemental Reducing Revolving Loan Agreement (as at any time amended, the "Supplemental Loan Agreement") dated as of March 13, 1997, among Borrowers, certain of the Banks party to the Loan Agreement, and Bank of America National Trust and Savings Association, as Managing Agent."

                      (2)    Amendment to Secured Obligations
Provision. Section 1.2.1(a) is hereby amended by deleting the word and immediately prior to clause (viii) and adding therein a new clause (ix) therein as follows:

                      "(ix)         payment and performance of all
              obligations of any Borrower under the Supplemental Loan Agreement or under any other Loan Document defined therein and entered into in connection therewith;"

              K. Amendments to Evansville Project Assignment of Leases and Rents. The Assignment of Leases and Rents dated as of March 31, 1996 made by AIGC in favor of the Primary Loan Agreement Managing Agent in respect of the
Evansville Project is hereby amended as follows:

                      (1) Amendment to Preamble. The Preamble is hereby amended by deleting the words "Managing Agent" in the fifth line of the second paragraph thereof and substituting therefor the words "Collateral Agent", and by adding the following therein after the reference to "Agreement)" appearing on the seventh line of the second paragraph thereof:

                      "and for the Banks which are parties to the
              Supplemental Reducing Revolving Loan Agreement
              (as at any time amended, the "Supplemental Loan Agreement") dated as of March 13, 1997, among Borrowers, certain of the Banks party to the Loan Agreement, and Bank of America National Trust and Savings Association, as Managing Agent".

                      (2)    Amendment to Secured Obligations
Provision. Paragraph 1 appearing on pages 2 and 3 is hereby amended by deleting the word "and" immediately prior to clause (viii) and adding therein a new clause (ix) as follows:

                      "(ix)         payment and performance of all
              obligations of any Borrower under the Supplemental Loan Agreement or under any other Loan Document defined in and entered into in connection with the Supplemental Loan Agreement;"

              L. Amendments to Evansville Project First Preferred Ship Mortgage. First Preferred Ship Mortgage dated as of February 29, 1996 made by AIGC in favor of the Primary Loan Agreement Managing Agent is hereby amended as follows:

                      (1) Amendments to the Recitals. Recital A is hereby amended by deleting the period at the end of such Recital and by adding the following at the end of such
Recital:

                      ", and pursuant to the Supplemental
              Reducing Revolving Loan Agreement (as at any time amended, the "Supplemental Loan
              Agreement") dated as of March 13, 1997,
              among the Borrowers, certain of the
              Banks under the Loan Agreement, and Bank of America National Trust and Savings
              Association, as Managing Agent, the
              Banks therein named have provided
              Borrowers with a supplemental secured
              reducing revolving credit facility in a
              principal amount of up to $25,000,000."

Recital B is hereby amended to read in full as follows:

                      "B.  Owner has guaranteed all of
              Borrowers' obligations under the
              Reducing Revolving Loan Agreement and
              under the Supplemental Loan Agreement
              pursuant to that certain Subsidiary
              Guaranty ("Guaranty"), dated as of
              October 4, 1994 executed by Owner and
              the other signatories thereto in favor
              of Lender, a copy of which is attached
              hereto as Exhibit A, as amended by that
              certain Omnibus Documents Amendment and
              Collateral Assignment executed by Owner
              and certain of its affiliates in favor
              the Managing Agent.

Recital F is hereby amended to read in full as follows:

                      "F.  The total amount of this
              Preferred Mortgage is equal to the sum
              of (i) $207,477,345.14 plus interest, in
              respect of the Borrowers' obligations
              under the Reducing Revolving Loan
              Agreement, and (ii) up to $25,000,000
              plus interest, in respect of the
              Borrowers' obligations under the
              Supplemental Loan Agreement, and
              performance of mortgage covenants, and
              the discharge amount is the same as the
              total amount."

                      (2)    Additional Amendment to Amount of
Secured Obligations. The following words are added to the "Agreement" section, in the first full paragraph on page 3 on the fifth line thereof immediately after the reference to the word "interest":

                      ", in respect of Borrowers' obligations under
              the Reducing Revolving Loan Agreement and the related Loan Documents and up to $25,000,000 and interest, in respect of Borrowers' obligations under the Supplemental Loan Agreement and the related Loan Documents".

In addition, Article IV is hereby amended to add the following therein after the reference to "$207,477,346.14" appearing on the fourth line of the second paragraph thereof:

                      ", in respect of Borrowers' obligations under
              the Reducing Revolving Loan Agreement and the related Loan Documents, and up to $25,000,000, in respect of Borrowers' obligations under the Supplemental Loan Agreement and the related Loan
              Documents".

              M.      Amendments to Mortgage on Ventnor and Egg
Harbor Properties.  The Mortgage dated as of December 2,
1994 and made by ANJI, ADI, MMI and RNJI in favor of the Primary Loan Agreement Managing Agent in respect of the
Block C-9 Lots located in the cities of Ventnor and Egg
Harbor, New Jersey is hereby amended as follows:

                      (1) Amendment to Preamble. The Preamble is hereby amended by deleting the words "Managing Agent" appearing on the eighth line and substituting therefor the words "Collateral Agent", and by adding the following words immediately prior to the word "as" appearing on the tenth line thereof:

                      ", and the Banks that are parties to the
              Supplemental Reducing Revolving Loan Agreement (as at any time amended, the "Supplemental Loan Agreement") dated as of March 13, 1997, among Borrowers, certain of the Banks party to the Loan Agreement, and Bank of America National Trust and Savings Association, as Managing Agent".

                      (2)    Amendment to Secured Obligations
Provisions. Section 1.2.1(a) is hereby amended by deleting the word and immediately prior to clause (viii) and adding therein a new clause (ix) as follows:

                      "(ix)         payment and performance of all
              obligations of ANJI and the other Borrowers under the Supplemental Loan Agreement and under any other Loan Document as defined in, and entered into in connection with, the Supplemental Loan Agreement;"

Section 1.2.2(a) is hereby amended by deleting the word and immediately prior to clause (viii) and adding therein a new clause (ix) as follows:

              (ix) payment and performance of all obligations of ADI under the Guaranty with respect to the obligations of Borrowers under the Supplemental
              Loan Agreement and under any other Loan Documents as defined in, and entered into in connection with, the Supplemental Loan Agreement;

Section 1.2.3(a) is hereby amended by deleting the word and immediately prior to clause (viii) and adding therein a new clause (ix) as follows:

              (ix) payment and performance of all obligations of MMI under the Guaranty with respect to the obligations of Borrowers under the Supplemental
              Loan Agreement and under any other Loan Documents as defined in, and entered into in connection with, the Supplemental Loan Agreement;

Section 1.2.4(a) is hereby amended by deleting the word and immediately prior to clause (viii) and adding therein a new clause (ix) as follows:

              (ix) payment and performance of all obligations of RNJI under the Guaranty with respect to the obligations of Borrowers under the Supplemental
              Loan Agreement and under any other Loan Documents as defined in, and entered into in connection with, the Supplemental Loan Agreement;

              N. Amendments to the Assignment of Leases, Rents, Income and Profits for the Ventnor and Egg Harbor Properties. The Assignment of Leases, Rents, Income and Profits dated as of December 2, 1994 made by ANJI, ADI, MMI and RNJI in favor of the Primary Loan Agreement Managing Agent in respect of the Ventnor and Egg Harbor, New Jersey Properties is hereby amended as follows:

                      (1) Amendment to Preamble. The Preamble is hereby amended by deleting the words "Managing Agent" appearing on the fifth line of the second paragraph thereof and substituting therefor the words "Collateral Agent", and by adding the following words therein after the reference to "Agreement)" appearing on the seventh line of the second paragraph thereof:

                      ", and the Banks that are parties to the
              Supplemental Reducing Revolving Loan Agreement (as at any time amended, the "Supplemental Loan Agreement") dated as of March 13, 1997, among Borrowers, certain of the Banks party to the Loan Agreement, and Bank of America National Trust and Savings Association, as Managing Agent".


                      (2)    Amendments to ANJI Secured Obligation
Provisions. Paragraph 1 of the assignment purpose provision making reference to ANJI is hereby amended by deleting the word and immediately prior to clause (viii) thereof and adding a new clause (ix) therein as follows:

              (ix) payment and performance of all obligations of ANJI and the other Borrowers under the Supplemental Loan Agreement and under each Loan
              Document defined therein and entered into in connection therewith;"


                      (3) Amendments to Other Secured Obligation Provisions. Paragraph 1 of the assignment purpose provisions making reference to ADI, MMI and RNJI are each hereby amended by deleting the word and immediately prior to clause (viii) thereof and adding a new clause (ix) therein as follows:

              (ix) payment and performance of all obligations of ADI, MMI and RNJI under the Guaranty as it relates the obligations of the Borrowers under the Supplemental Loan Agreement and under each Loan
              Document defined therein and entered into in connection therewith;"

              O.      Amendment to the Mortgage for Atlantic City
Casinos, Garage and Transportation Center. The Mortgage, dated as of December 2, 1994, made by ANJI, ADI and AGC in favor of the Primary Loan Agreement Managing Agent relating to the Atlantic City Casinos, Garage and Transportation
Center is hereby amended as follows:

                      (1) Amendment to Definition of Beneficiary. The Preamble is hereby amended by deleting the words
"'Managing Agent'" appearing immediately after the word "as" on the seventh line thereof and by substituting therefor the words "'Collateral Agent.'" The Preamble is hereby further amended by adding therein, immediately prior to the word
"as" appearing on the ninth line, the words "and for the Banks which are parties to the Supplemental Reducing
Revolving Loan Agreement (as at any time amended, the

"Supplemental Loan Agreement") dated as of March 13, 1997, among Borrowers, certain of the Banks party to the Loan
Agreement, and Bank of America National Trust and Savings
Association, as Managing Agent."

                      (2)    Amendment to Secured Obligations
Provisions. Section 1.2.1 (a) is hereby amended by deleting the word and immediately prior to clause (viii) thereof and adding therein a new clause (ix) as follows:

              (ix) payment and performance of all obligations of ANJI and the other Borrowers under the Supplemental Loan Agreement and under any other
              Loan Document as defined in, and entered into in connection with, the Supplemental Loan Agreement;"

Section 1.2.2(a) is hereby amended by deleting the word and immediately prior to clause (viii) and adding therein a new clause (ix) as follows:

              (ix) payment and performance of all obligations of ADI under the Guaranty with respect to the obligations of Borrowers under the Supplemental
              Loan Agreement and under any other Loan Documents as defined in, and entered into in connection with, the Supplemental Loan Agreement;

Section 1.2.3(a) is hereby amended by deleting the word and immediately prior to clause (viii) and adding therein a new clause (ix) as follows:

              (ix) payment and performance of all obligations of AGC under the Guaranty with respect to the obligations of Borrowers under the Supplemental
              Loan Agreement and under any other Loan Documents as defined in, and entered into in connection with, the Supplemental Loan Agreement;

              P. Amendments to the Assignment of Leases, Rents, Income and Profits for Atlantic City Casinos, Garage and Transportation Center. The Assignment of Leases, Rents, Income and Profits dated as of December 2, 1994 made by ANJI, ADR and AGC in favor of the Primary Loan Agreement Managing Agent relating to the Atlantic City Casinos, Garage and Transportation Center is hereby amended as follows:

                      (1) Amendment to Preamble. The Preamble is hereby amended by deleting the words "Managing Agent" appearing on the fifth line of the second paragraph thereof and by adding the following words therein after the reference to "Agreement)" appearing on the seventh line of the second paragraph thereof:

                      ", and the Banks that are parties to the
              Supplemental Reducing Revolving Loan Agreement (as at any time amended, the "Supplemental Loan Agreement") dated as of March 13, 1997, among Borrowers, certain of the Banks party to the Loan Agreement, and Bank of America National Trust and Savings Association, as Managing Agent".

                      (2)    Amendment to ANJI Secured Obligations
Provisions. Paragraph 1 of the assignment purpose provisions contained in such document is hereby amended by deleting the word and immediately prior to clause (viii) thereof and adding therein a new clause (ix) as follows:

              (ix) payment and performance of all obligations of ANJI and the other Borrowers under the Supplemental Loan Agreement and under any other
              Loan Document as defined therein or entered into in connection therewith;"

                      (3) Amendments to Other Secured Obligation Provisions. Paragraph 1 of the assignment purpose provisions making reference to ADR and AGC are each hereby amended by deleting the word and immediately prior to clause
(viii) thereof and adding a new clause (ix) therein as follows:

              (ix) payment and performance of all obligations of ADR and AGC under the Guaranty as it relates to the obligations of the Borrowers under the Supplemental Loan Agreement and under each Loan
              Document defined therein and entered into in connection therewith;"

              Q.      Amendments to Subsidiary Guaranty.  The
Subsidiary Guaranty is hereby amended as follows:

                      (1) Amendment to Preamble. The Preamble is hereby amended by deleting the words "Managing Agent" appearing on the eighth line and by substituting therefor the words "Collateral Agent", and by adding the following words after the word "below" appearing on the penultimate line thereof:

              ", and the Banks that are parties to the Supplemental Loan Agreement referred to below".

                      (2)    Amendment to Recitals.  Recital A is
hereby amended by adding the following to the end of such
Recital:

                      ", and pursuant to that certain Supplemental
              Reducing Revolving Loan Agreement dated as of
              March 13, 1997, among the Borrowers, the Banks therein named, and Bank of America National Trust and Savings Association, as Managing Agent (such Supplemental Reducing Revolving Loan Agreement, as it may hereinafter be amended, extended, renewed, supplemented, or otherwise modified from time to time, being the "Supplemental Loan Agreement"), the Banks which are parties thereto are making certain credit facilities available to Borrowers.

                      (3)    Amendment to Guarantied Obligations
Definition. The definition of "Guarantied Obligations" is hereby amended by adding the following words therein after the reference to "Loan Documents" on the fourth line of such definition:

              "described in the Reducing Revolving Loan
              Agreement or under one or more of the Loan
              Documents described in the Supplemental Loan
              Agreement".

                      (4) Amendment to Definition of Lender. The definition of "Lender" is hereby amended to read in full as follows:

              "Lender" means the Collateral Agent, the Banks parties to the Reducing Revolving Loan Agreement, and the Banks parties to the Supplemental Loan Agreement, and each of them, and any one or more of them. Subject to the terms of the Intercreditor Agreement, any right, remedy, privilege or power of Lender may be exercised by the Collateral Agent, by the Requisite Banks under the Reducing Revolving Loan Agreement, or by any Bank party to the Reducing Revolving Loan Agreement acting with the consent of such Requisite Banks.

                      (5)    Amendment to Exhibit A.  Exhibit A to
the Subsidiary Guaranty (the Instrument of Joinder) is hereby amended to read in full as set forth on Attachment
"C" to this Amendment.

       3. Assignment of Collateral Documents and Subsidiary Guaranty to the Collateral Agent. Pursuant and subject to the terms of the Intercreditor Agreement, the Banks under the Primary Loan Agreement and the Banks under the Supplemental Loan Agreement have appointed the Collateral
Agent to act as their agent for purposes of, inter alia, (i) holding and enforcing the collateral and security interests granted by the Borrowers and the Subsidiary Guarantors for the ratable benefit of such Banks under the Loan Documents referred to in such Intercreditor Agreement, and (ii) holding and enforcing the Subsidiary Guaranty. In furtherance of such appointment, the Managing Agent under the Primary Loan Agreement hereby assigns and transfers, without recourse, to the Collateral Agent, and the Collateral Agent hereby accepts and assumes, without recourse, from such Managing Agent, all of the Managing
Agent's rights and obligations under each of the Collateral Documents described in the Primary Loan Agreement and under the Subsidiary Guaranty (collectively, the "Assigned Agreements"). From and after the date hereof, (i) the Collateral Agent shall be deemed to be a party to and bound by the provisions of the Assigned Agreements and shall have the rights and obligations of the Managing Agent thereunder and in connection therewith, and (ii) the Managing Agent shall relinquish its rights and be released from its obligations under the Assigned Agreements, except the Managing Agent shall continue to have the benefit of any indemnities and similar rights provided in the Assigned Agreements with respect to actions taken by it prior to the date hereof.

       4. Otherwise Not Affected. Except as expressly amended and supplemented by this Amendment, the terms and conditions of the Assigned Agreements, the Loan Documents relating to the Primary Loan Agreement and the Loan
Documents relating to the Supplemental Loan Agreement shall remain unaltered, are hereby reaffirmed, and shall continue in full force and effect.

              IN WITNESS WHEREOF, the parties have executed this Amendment by their respective duly authorized officers as of the date first above written.

AZTAR CORPORATION

By_________________________________
       Neil Ciarfalia
       Treasurer

ADAMAR OF NEW JERSEY, INC.

By_________________________________
       Neil Ciarfalia
       Treasurer

RAMADA EXPRESS, INC.

By________________________________

Title:____________________________

AZTAR INDIANA GAMING CORPORATION,
an Indiana corporation

By________________________________

Title:____________________________


AZTAR MISSOURI GAMING CORPORATION,
a Missouri corporation

By________________________________

Title:____________________________

ATLANTIC DEAUVILLE, INC., a New
Jersey Corporation

By________________________________

Title:____________________________

ADAMAR GARAGE CORPORATION, a
Delaware corporation

By________________________________

Title:____________________________

The Managing Agent for the Primary
Loan Agreement Banks:

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as a Primary
Loan Agreement Bank and as Managing
Agent for such Banks

By_________________________________
       Patrick Carroll
       Vice President

Managing Agent for the Supplemental
Loan Agreement Banks:

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as a
Supplemental Loan Agreement Bank
and as Managing Agent for such
Banks


By_________________________________
       Patrick Carroll
       Vice President


Collateral Agent:

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as Collateral
Agent for the Primary Loan
Agreement Banks and for the
Supplemental Loan Agreement Banks


By__________________________
       Patrick Carroll
       Vice President

State of California                  )
                                     )
County of Los Angeles                )



On March __, 1997, before me, __________________________,
Notary Public, personally appeared ________________________,


___ personally known to me or ___ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.



                                     _______________________________

State of California                  )
                                     )
County of Los Angeles                )



On March __, 1997, before me, _________________________,
Notary Public, personally appeared ________________________,


___ personally known to me or ___ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.



                                     _______________________________

Exhibit D to Supplemental Reducing Revolving Loan Agreement

                              [LATHAM & WATKINS LETTERHEAD]



March 17, 1997

Bank of America National Trust and Savings
Association, as Managing Agent
555 South Flower Street, #3283
Los Angeles, California  90071

and the Banks identified on
Schedule 1 attached hereto

Re:    Supplemental Reducing Revolving Loan
Agreement, dated as of March 13, 1997, among Aztar
Corporation, Adamar of New Jersey, Inc., Ramada
Express, Inc., the Banks identified on Schedule 1 attached hereto, and Bank of America National
Trust and Savings Association, as Managing Agent


Ladies and Gentlemen:

    We have acted as special counsel to Aztar Corporation, a Delaware corporation (the "Company"), and its Subsidiaries in connection with that certain Supplemental Reducing Revolving Loan Agreement, dated as of March 13, 1997 (the "Supplemental Loan Agreement"), among the Company, Adamar of New Jersey, Inc., Ramada Express, Inc. (collectively, the "Borrowers"), the Banks identified on Schedule 1 attached hereto, and Bank of America National Trust and Savings Association, as Managing Agent.

    This opinion is rendered to you pursuant to Section 8.1(a)(7) of the Supplemental Loan Agreement. Capitalized terms defined in the Supplemental Loan Agreement, used herein and not otherwise defined herein, shall have the meanings given them in the Supplemental Loan Agreement.

    As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of rendering the opinions expressed below, except where a statement is qualified as to knowledge or awareness, in which case we have made no or limited inquiry as specified below. We have examined, among other things, the following:

           (a)    the Supplemental Loan Agreement;

           (b) the following documents to which the Company and/or one or more of its subsidiaries identified in Schedule 2 (the
"Specified Subsidiaries") are party:

    (1) the Promissory Notes, dated March 13, 1997, and payable severally and individually to each of the Banks listed on Schedule 1 attached hereto, executed by the Borrowers;

    (2) the Omnibus Documents Amendment and Collateral Assignment, dated as of March 13, 1997 (the "Omnibus Amendment), executed by the Borrowers, certain of the Specified Subsidiaries, Bank of America National Trust and Savings Association, for itself as a Primary Loan Agreement Bank and Managing Agent for the other Primary Loan Agreement Banks, Bank of America National Trust and Savings Association, for itself as a Supplemental Loan Agreement Bank and as Managing Agent for the other Supplemental Loan Agreement Banks, and Bank of America National Trust and Savings Association as Collateral Agent for the Primary Loan Agreement Banks and for the Supplemental Loan Agreement Banks;

           (c) the Intercreditor and Collateral Agency Agreement, dated as of March 13, 1997, executed by Bank of America National Trust and Savings Association, for itself as a Primary Loan Agreement Bank and Managing Agent for the other Primary Loan Agreement Banks, Bank of America National Trust and Savings Association, for itself as a Supplemental Loan Agreement Bank and as Managing Agent for the other Supplemental Loan Agreement
Banks, and Bank of America National Trust and Savings Association as Collateral Agent for the Primary Loan Agreement Banks and for the Supplemental Loan Agreement Banks;

           (d) the indenture, dated as of October 8, 1992, between the Company and Bank of America National Trust and Savings
Association, as trustee, relating to the Company's 11% Senior
Subordinated Notes Due 2002, and the indenture, dated as of October 1, 1994, between the Company and American Bank National
Association, as trustee, relating to the Company's 13.75% Senior
Subordinated Notes Due 2004 (together, the "Subordinated Debt
Indentures"); and

           (e) the Certificate of Incorporation and Bylaws (the "Governing Documents") of the Company, and of Aztar Development Corporation, a Delaware corporation, Adamar Garage Corporation, a Delaware corporation, and Ramada New Jersey Holdings Corporation, a Delaware corporation (the "Delaware Subsidiaries").

           The documents described in subsections (a) - (c) above are referred to herein collectively as the "Specified Loan
Documents." As used in this opinion, the "UCC" shall mean the Uniform Commercial Code as now in effect in the State of California.

           In our examination, we have assumed the genuineness of all signatures (other than those of officers of the Company or a Specified Subsidiary on the Specified Loan Documents), the legal capacity of all natural persons executing documents, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies.

           We have been furnished with, and with your consent have relied upon, certificates of officer(s) of the Company and the Specified Subsidiaries with respect to certain factual matters.
In addition, we have obtained and relied upon such certificates and assurances from public officials as we have deemed necessary.

           We are opining herein as to the effect on the subject transactions only of the federal laws of the United States, the internal laws of the State of California, and the General Corporation Law of the State of Delaware, and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws or as to any matters of municipal law or the laws of any other local agencies within any state.

           Our opinions set forth in paragraph 4 below are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to borrowers and guarantors in secured loan transactions.

           Subject to the foregoing and the other matters set forth herein, and in reliance thereon, it is our opinion that, as of the date hereof:

           1. Each of the Company and the Delaware Subsidiaries has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to conduct its business as now conducted and to own, or hold under lease, its assets and to enter into the Specified Loan Documents and perform its obligations thereunder.


           2. The execution, delivery and performance of the Specified Loan Documents to which the Company or any Delaware Subsidiary is a party have been duly authorized by all necessary corporate action of such party, and the Specified Loan Documents to which the Company or any Delaware Subsidiary is a party have been duly executed and delivered by such party.

           3. Each of the Specified Loan Documents to which the Company or any Specified Subsidiary is a party constitutes a legally valid and binding obligation of such party, enforceable against it in accordance with its terms.

           4. The execution and delivery of the Specified Loan Documents by the Company and the Specified Subsidiaries party thereto, the borrowing of Loans under the Supplemental Loan Agreement on the Closing Date in an amount up to the amount available under the Supplemental Loan Agreement for funding as Loans on the Closing Date, the repayment of such Loans, and the granting of security interests and liens pursuant to the Specified Loan Documents as security for repayment do not:

(a) violate any present federal or California statute, rule or regulation applicable to the Company or any of the Specified Subsidiaries (including, without limitation, Regulations G, T, U or X of the Board of Governors of the Federal Reserve
      System),

(b) result in the breach of or a default under, or require the creation of any security interest or lien pursuant to, the Subordinated Debt
      Indentures; but we call your attention
      specifically to the provisions of Section 705 of each of the Subordinated Debt Indentures, which limit the amount of Indebtedness (as defined in the Subordinated Debt Indentures) which the Company and its Restricted Subsidiaries (as defined therein) are permitted to create, incur, assume, guarantee or otherwise become liable with respect to, or become responsible for the payment of, and we inform you that compliance with the limitations therein set forth should be confirmed by you whenever the Company or any such Restricted
      Subsidiary creates, incurs, assumes, guarantees or otherwise becomes liable with respect to, or becomes responsible for the payment of, any Indebtedness (as defined therein) owed to you or arising under any of the Specified Loan Documents,

(c) violate or conflict with the provisions of the Governing Documents, or

(d) require any consents, approvals, authorizations, registrations, declarations or filings by the Company or any Specified Subsidiary under any present federal or California statute, rule or regulation applicable to the Company or any Specified Subsidiary except (i) the filing of financing statements, (ii) compliance with federal and state securities laws in connection with any sale of any portion of the Pledged Shares or Pledged Notes (as defined in paragraphs 6 and 7 below), and (iii) those, if any, required under Gaming Laws.

No opinion is expressed in this paragraph 4 as to the application of Section 548 of the federal Bankruptcy Code and comparable provisions of state law or of any antifraud laws, antitrust or trade regulation laws, or Gaming Laws.

                     5. The provisions of the Collateral Documents which were amended pursuant to the Omnibus Amendment, as so amended, are effective to create valid security interests in favor of the Collateral Agent for the benefit of the Supplemental
Loan Agreement Banks in that portion of the collateral (other than the Pledged Shares and Pledged Notes referred to in paragraphs 6 and 7 below) described in such Collateral Documents, as so amended, which (i) as to the Supplemental Loan Agreement
Banks secures the Obligations under the Supplemental Loan
Agreement as therein set forth and (ii) is subject to Division 9 of the UCC (the "Collateral") as security for the payment, to the extent set forth therein, of all obligations described therein as secured thereby.

                     6. Assuming that the Collateral Agent has taken delivery in the State of California of, and continues to hold in the State of California, the shares of capital stock listed on
Schedule 1 to the Pledge Agreement (General), as amended by the Omnibus Amendment, (the "Pledged Shares"), delivered to the
Collateral Agent pursuant to the Pledge Agreement (General), as so amended, with undated stock powers duly indorsed in blank, in the State of California, the Pledge Agreement (General) creates a valid and perfected security interest in favor of the Collateral
Agent for the benefit of the Supplemental Loan Agreement Banks in the rights in such Pledged Shares (other than the capital stock of Aztar Missouri Gaming Corporation) which the Company and each Specified Subsidiary party as Grantor to the Pledge Agreement
(General), as so amended, has or has actual authority to convey, as security, to the extent set forth in the Pledge Agreement
(General), as so amended, for the payment of the obligations described therein as secured thereby.

                     7. If and to the extent that, and assuming that, the promissory notes listed on Schedule 2 to the Pledge Agreement
(General), as amended by the Omnibus Amendment, (the "Pledged
Notes") are "instruments" within the meaning of Division 9 of the UCC (as to which we express no opinion) and further assuming that the Collateral Agent has taken possession of, and continues to possess, the Pledged Notes, duly indorsed and delivered, in the State of California and holds the Pledged Notes in the State of California, the Pledge Agreement (General), as so amended, creates a valid and perfected security interest in favor of the Collateral Agent for the benefit of the Supplemental Loan
Agreement Banks in the rights in the Pledged Notes which the Company and each Specified Subsidiary party as Grantor to the Pledge Agreement (General), as so amended, has or has actual authority to convey, as security, to the extent set forth in the

Pledge Agreement (General), as so amended, for the payment of the obligations described therein as secured thereby.

                     8. Neither the Company nor any of the Specified Subsidiaries is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an affiliate of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility
Holding Company Act of 1935, as amended.

       The opinions expressed in paragraph 3 do not include any opinions with respect to the perfection or priority of any security interest or lien. The opinions expressed in paragraphs 3, 4, 5, 6, and 7 above are further subject to the following limitations, qualifications and exceptions:

       (a) the effect of bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors;

       (b) the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether enforcement is considered in a proceeding in equity or at law;

       (c) certain rights, remedies and waivers contained in the Specified Loan Documents may be limited or rendered ineffective by applicable California laws or judicial decisions governing such provisions, but such laws or judicial decisions do not affect the validity or enforceability of the Specified Loan
Documents as a whole;

       (d) we express no opinion as to the validity or enforceability of any provision of the Specified Loan Documents that permits an increase in the rate of interest or the collection of a late charge or prepayment premium in the event of a delinquency or default;

       (e) the unenforceability under certain circumstances of provisions indemnifying a party against liability for its own wrongful or negligent acts or where such indemnification is contrary to public policy or prohibited by law;

       (f) the unenforceability under certain circumstances of contractual provisions respecting self-help or summary remedies without notice or opportunity for hearing or correction;

       (g) the effect of the provisions of the UCC which require a secured party, in any disposition of personal property collateral, to act in good faith and in a commercially reasonable manner;

       (h) we express no opinion as to the applicability to the transaction discussed herein of the Fair Labor Standards Act, 29 U.S.C. par. 201 et seq., which may, under certain circumstances, preclude the sale or shipment in interstate commerce of certain items of the Collateral unless and until all relevant payroll obligations are met; and

       (i) we have not been requested to express and, with your permission, do not render any opinion as to (A) the applicability of Section 548 of the Bankruptcy Code or applicable state law (including, without limitation, Section 3439 et seq., of the California Civil Code relating to fraudulent transfers and obligations), or (B) the applicability of Section 547 of the Bankruptcy Code or applicable state law relating to preferences, to (i) the obligations of any or all of the Borrowers under the Supplemental Loan Agreement or (ii) the obligations of the Company or any Subsidiary of the Company under any of the other Specified Loan Documents; and we assume, with your permission, that each of you has obtained, and has relied and will rely exclusively upon, such opinions of your own legal counsel as you may consider appropriate with respect to such matters.

       In rendering the opinions expressed in paragraph 4 insofar as they require interpretation of the Subordinated Debt Indentures (i) we have assumed with your permission that all courts of competent jurisdiction would enforce such agreements as written but would apply the internal laws of the State of California without giving effect to any choice of law provisions contained therein or any choice of law principles which would result in application of the internal laws of any other state,
(ii) to the extent that any questions of legality or legal construction have arisen in connection with our review, we have applied the laws of the State of California in resolving such questions and (iii) we express no opinion with respect to the effect of any action or inaction by the Company or by any Subsidiary of the Company under the Specified Loan Documents or the Subordinated Debt Indentures which may result in a breach or default under the Subordinated Debt Indentures. We advise you that the Subordinated Debt Indentures provide that the laws of the State of New York shall govern as to certain matters, that such laws may vary substantially from the law assumed to govern for purposes of this opinion, and that this opinion may not be relied upon as to whether or not a breach or default would occur under the law actually governing the Subordinated Debt Indentures.

       Our opinions in paragraphs 5, 6 and 7 are also subject to the following assumptions, exceptions, limitations and qualifications:

       (i) we express no opinion as to the priority of any security interest or lien;

       (ii) we express no opinion as to the creation, validity or perfection of any security interest that is not governed by, or that is excluded from coverage by, Division 9 of the UCC;

       (iii) we express no opinion as to the perfection of any security interest in "investment property" by "filing" (as those terms are defined in the UCC);

       (iv) we have assumed that each Grantor under the Collateral Documents has "rights" in the Collateral and that "value" has been given, as contemplated by Section 9203 of the UCC;

       (v) we have assumed that none of the Collateral consists of consumer goods, crops growing or to be grown, timber to be cut, minerals or the like (including oil and gas) or accounts resulting from the sale of minerals or the like at the wellhead or the minehead, beneficial interests in a trust or decedent's estate, letters of credit, items which are subject to a statute or treaty of the United States which provides for a national or international registration or a national or international certificate of title or which specifies a place of filing different from that specified in the UCC for filing of the security interest, or any other items excluded from the coverage of the UCC by Section 9104 thereof;

       (vi) we call to your attention the fact that the perfection of a security interest in proceeds (as defined in the UCC) of collateral is governed and restricted by Section 9306 of the UCC;

       (vii) we have assumed that the security interests in any portion of the Collateral constituting "inventory of a retail merchant" (within the meaning of Section 9102 of the UCC) secure a debt as to which the secured party has made no restriction as to use of funds, other than those which are commercially reasonable and made in good faith, as contemplated by Section
9102(5)(b) of the UCC;

       (viii) we express no opinion as to whether the phrase "all personal property" or similarly general phrases used in the Collateral Documents would be held to describe any particular items of collateral;

       (ix) we call to your attention the fact that under the UCC, with certain limited exceptions, the effectiveness of a properly filed financing statement will lapse five years after the date of filing thereof and your security interest will become unperfected, unless a continuation statement is filed within six months prior to the end of such five-year period. We also call to your attention the fact that perfection of security interests under the UCC in any of the Collateral will be terminated as to any Collateral acquired by a Grantor more than four (4) months after such Grantor changes its name, identity or corporate structure to such an extent as to make a properly filed financing statement seriously misleading, unless a new appropriate financing statement or an appropriate amendment to such properly filed financing statement indicating the new name, identity or corporate structure of such Grantor is properly filed before the expiration of four (4) months after such change;

       (x) we have assumed that neither the Managing Agent, the Collateral Agent, nor any Bank have expressly or by implication waived or agreed to any modification of any of their rights or interests under the Specified Loan Documents; and

       (xi) we have assumed that (i) Bank of America National Trust and Savings Association has the corporate power and authority and is permitted under its Articles of Incorporation and Bylaws to act as Collateral Agent for the Primary Loan
Agreement Banks and for the Supplemental Loan Agreement Banks under the Specified Loan Documents, (ii) the power and authority of Bank of America National Trust and Savings Association to so act as Collateral Agent is not subject to restrictions imposed by applicable law or regulation or by contract (other than the Specified Loan Documents), (iii) Bank of America National Trust and Savings Association has received all requisite consents to so act as Collateral Agent from the Requisite Banks (as defined therein) under the Primary Loan Agreement, and (iv) the Loan
Documents to which the Primary Loan Agreement Banks are a party constitute their legally valid and binding obligations, enforceable against them in accordance with their terms.

       To the extent that the obligations of the Company or any Specified Subsidiary may be dependent upon such matters, we assume for purposes of this opinion that: all parties to the Specified Loan Documents other than the Company and the Specified Subsidiaries have complied with any applicable requirement to file returns and pay taxes under the Franchise Tax Law of the State of California; all parties to the Specified Loan Documents other than the Company and the Delaware Subsidiaries are duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation; all parties to the Specified Loan Documents other than the Company and the Delaware Subsidiaries have the requisite corporate power and authority to execute and deliver the Specified Loan Documents and to perform their respective obligations under the Specified Loan Documents to which they are a party; the Specified Loan Documents to which such parties other than the Company and the Delaware Subsidiaries are a party have been duly authorized, executed and delivered by such parties; and the Specified Loan Documents to which such parties other than the Company and the Specified Subsidiaries are a party constitute their legally valid and binding obligations, enforceable against them in accordance



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with their terms.  We express no opinion as to compliance by any parties to the Specified Loan Documents with any state or federal laws or regulations applicable to the subject transactions because of the nature of their business.

       This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without our prior written consent. At your request, we hereby consent to reliance hereon by any future participants or assigns of your interest in the Supplemental Loan Agreement as expressly permitted by Section
11.8 of the Supplemental Loan Agreement; provided that you have notified such participant or assign that this opinion speaks only as of the date hereof and to its addressee and that we have no responsibility or obligation to update this opinion, to consider its applicability or correctness to other than its addressee, or to take into account changes in law, facts or any other development of which we may later become aware.

                                                   Very truly yours,


                                                   LATHAM & WATKINS





























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                                                            SCHEDULE 1
                      BANK COMMITMENTS


Bank of America National Trust
    and Savings Association                                 $10,000,000

Societe Generale                                            $10,000,000














































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                                                            SCHEDULE 2
                SPECIFIED SUBSIDIARIES

Ramada Express, Inc.                                        Borrower
Adamar of New Jersey, Inc.                                  Borrower

Hotel Ramada of Nevada                                      Guarantor
Aztar Development Corporation                               Guarantor
Aztar Indiana Gaming Corporation                            Guarantor
Aztar Missouri Gaming Corporation                           Guarantor
Ramada New Jersey, Inc.                                     Guarantor
Atlantic-Deauville, Inc.                                    Guarantor
Adamar Garage Corporation                                   Guarantor
Ramada New Jersey Holdings Corporation                      Guarantor
Manchester Mall, Inc.                                       Guarantor







































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                                            EXHIBIT E

                                        REQUEST FOR LOAN


               1. This REQUEST FOR LOAN is executed and delivered by Aztar Corporation, a Delaware corporation ("Parent"), on behalf of itself, Adamar of New Jersey, Inc., a New Jersey corporation, and Ramada Express, Inc., a Nevada corporation
(collectively, "Borrowers" and individually, "Borrower") to Bank of America National Trust and Savings Association, as Managing
Agent, pursuant to that certain Supplemental Reducing Revolving
Loan Agreement (as amended, modified or extended, the "Agreement") dated as of March ___, 1997, among Borrowers, the Banks that are parties thereto, and Managing Agent. Any terms used herein and not defined herein shall have the meanings set forth for such terms in the Agreement.

               2. Borrowers hereby request that the Banks make a Loan pursuant to the Agreement as follows:

        (a)    Amount of Requested Loan: $______________

        (b)    Date of Requested Loan: _________________

               3. In connection with this request, Borrowers certify that:

               (a) If this Request for Loan is for a Loan which will increase the principal amount outstanding under the Notes, now and as of the date of the requested Loan, except (i) for representations and warranties which expressly speak as of a particular date or which are no longer true and correct as a result of a change permitted by the Agreement or (ii) as dis-closed by Borrowers and approved in writing by the Requisite
   Banks, each representation and warranty made by Borrowers in
   Article 4 of the Agreement (other than Sections 4.4(a), 4.6
   (first sentence), 4.10, 4.17 and 4.19) will be true and correct, both immediately before and after giving effect to such Loan, as though such representations and warranties were made on and as of that date;

               (b) If this Request for Loan is for a Loan which will increase the principal amount outstanding under the Notes, other than matters described in Schedule 4.10 to the Primary
   Loan Agreement or not required as of the Closing Date to be described therein, there is not any action, suit, proceeding or investigation pending as to which Borrowers or the Restricted
   Subsidiaries have been served or received notice or, to the best knowledge of Borrowers, threatened against or affecting
   Borrowers or any of the Restricted Subsidiaries or any Property


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

of any of them before any Governmental Agency that constitutes a Material Adverse Effect; and


               (c) If this Request for Loan is for a Loan which will result in an increase in the principal amount outstanding under the Notes, no Default or Event of Default presently exists or will have occurred and be continuing as a result of the Loan.

               4. This Request for Loan is executed on ___________, 19___, by a Responsible Official of Parent, on behalf of all Borrowers. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.


AZTAR CORPORATION,
a Delaware corporation



By:___________________________

Title:________________________































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